HSBC Global Asset Management (USA) Inc.

HSBC Funds

Prospectus

January 31, 2019

As Supplemented and Restated April 2, 2019

FIXED INCOME FUNDS	Class A	Class I
HSBC Emerging Markets Debt Fund	HCGAX	HCGIX
HSBC High Yield Fund (formerly the HSBC Global High Yield Bond Fund)	HBYAX	HBYIX
HSBC Strategic Income Fund (formerly the HSBC Global High Income Bond Fund)	HBIAX	HBIIX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF HSBC BANK USA, N.A. AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HSBC Funds	Table of Contents

	Summary Section
This section summarizes each	3	HSBC Emerging Markets Debt Fund
Fund’s investment objective,	11	HSBC High Yield Fund
strategies, fees, and risks, and	18	HSBC Strategic Income Fund
provides other information about
your account.

	Additional Information About the Funds’ Investment Strategies and Risks
This section provides	25	More About Risks and Investment Strategies
additional details about each	25	Investment Risks of the Funds
Fund’s investment strategies	33	More Information About Indices
and risks.	34	Who May Want to Invest?
	34	More Information About Fund Investments
	35	Portfolio Holdings

	Fund Management
Review this section for details	36	The Investment Adviser and Subadviser
on the people and	37	Portfolio Managers
organizations who provide	38	The Distributor, Administrator and Sub-Administrator
services to the Funds.

	Shareholder Information
Review this section for additional	39	Pricing of Fund Shares
information, including for information	40	Purchasing and Adding to Your Shares
on how shares are valued and how	45	Selling Your Shares
to purchase, sell and exchange	49	Distribution Arrangements/Sales Charges
shares. This section also describes	51	Distribution and Shareholder Servicing Arrangements—
related charges, and payments of		Revenue Sharing
dividends and distributions.	52	Exchanging Your Shares
	53	Delivery of Shareholder Documents
	53	Other Information
	53	Dividends, Distributions and Taxes

	Financial Highlights
Review this section for details on	56	HSBC Emerging Markets Debt Fund
selected financial statements of the	57	HSBC High Yield Fund
Funds.	58	HSBC Strategic Income Fund

HSBC Emerging Markets Debt Fund
Summary Section

Class A and Class I Shares

Investment Objective

The investment objective of the HSBC Emerging Markets Debt Fund (the “Fund”) is to maximize total return (comprised of capital appreciation and income).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not take into account brokerage commissions that you may pay on your purchases of Class I Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 49 of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Right of Accumulation” on page 81.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	4.75%	None
Maximum Deferred Sales Charge (load) (as a % of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fee	0.50%	0.50%
Distribution (12b-1) Fee	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.00%
Other Operating Expenses	1.61%	1.51%
Total Other Expenses	1.86%	1.51%
Total Annual Fund Operating Expenses*	2.36%	2.01%
Fee Waiver and/or Expense Reimbursement**	1.51%	1.51%
Total Annual Fund Operating Expenses After Fee Waiver
and/or Expense Reimbursement	0.85%	0.50%

*	The Total Annual Fund Operating Expenses have been restated to reflect current expenses.
**	HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (“Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.85% for Class A Shares and 0.50% for Class I Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2020. The Expense Limitation Agreement shall terminate upon the termination of the Investment Advisory Contract between HSBC Funds (the “Trust”) and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust’s Board of Trustees.

HSBC Emerging Markets Debt Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example takes the Fund’s Expense Limitation Agreement into account for the first year only. The Example does not take into account brokerage commissions that you may pay on your purchases of Class I Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$558	$1,038	$1,545	$2,932
Class I Shares	$ 51	$ 484	$ 943	$2,216

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments, government agencies and corporations. The Fund generally invests in both U.S. dollar denominated instruments as well as emerging market local currency denominated instruments. The “total return” sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular region, sector, security or issuer. The Fund will invest in at least three countries, and at least 40% of its net assets will be invested in foreign securities.

The Fund may use derivative instruments, including, but not limited to, swaps (including credit default swaps and interest rate swaps), financial futures, foreign currency futures, foreign currency contracts (including currency and non-deliverable forwards), options on futures contracts, and options on securities and swaps (swaptions), for hedging purposes, cash management purposes, as a substitute for investing in fixed income securities, or to enhance returns. However, during the period of time the Adviser or its affiliates hold substantial amounts of seed capital of the Fund, due to applicable regulatory restrictions, the Fund may not be able to use certain derivative instruments, including, but not limited to, non-deliverable foreign exchange forwards, credit default index swaps that are not subject to mandatory central clearing, and zero coupon swaps. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics or exposures similar to fixed income instruments of issuers that economically are tied to emerging markets.

The term “emerging markets” includes any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); or (iii) determined by the Adviser to be an emerging market. Currently, “emerging market countries” generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Adviser has broad discretion to identify countries that it considers to qualify as emerging markets.

An instrument is economically tied to an emerging market country if: (i) the issuer is the government (or any political subdivision, agency, authority or instrumentality of such government) of an emerging market country; (ii) the instrument is principally traded on an emerging market country’s securities markets; or (iii) the issuer is organized or principally operates in an emerging market country, derives 50% or more of its income from its operation within the country, or has 50% or more of its assets in the country.

HSBC Emerging Markets Debt Fund
Summary Section

Principal Investment Strategies – (continued)

The Adviser will select investments for purchase or sale by evaluating each issuer based on: (i) general economic and financial conditions; (ii) the specific issuer’s business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, and fair market value of assets; (iii) any unique political, economic, or social conditions applicable to such issuer’s country; and (iv) other considerations the Adviser deems appropriate. The Adviser will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors that the Adviser believes to be relevant.

The Fund may invest without limitation in high-yield securities (“junk bonds”), which are those securities rated lower than “Baa” by Moody’s Investors Service (“Moody’s”) or lower than “BBB” by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), subject to a maximum of 15% of its total assets at the time of purchase in securities rated below “B” by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality.

The Fund may invest in sovereign and supranational debt obligations (debt instruments issued or guaranteed by foreign governments, agencies, and supranational entities). In addition, the Fund may invest in Eurodollar bank obligations and Yankee bank obligations, and may also invest in Brady Bonds, which are issued as a result of a restructuring of a country’s debt obligations to commercial banks under the “Brady Plan.” The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The Fund may purchase securities of various maturities, but expects under normal market conditions to maintain an average portfolio duration that normally varies within two years (plus or minus) of the duration of the Fund’s benchmark index. The Fund’s benchmark is a composite of J.P. Morgan Emerging Markets Bond Index Global (50%) (“EMBI Global”) and J.P. Morgan Government Bond Index – Emerging Markets Global Diversified (50%) (“GBI-EMGD”) (the “Composite”). As of December 31, 2018, the durations of EMBI Global and GBI-EMGD were 6.67 and 5.13 years, respectively.

The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fund can invest a greater percentage of its assets in a more limited number of issuers than a diversified fund.

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks:

•	Counterparty Risk: When the Fund enters into an investment contract, such as an over-the-counter derivative, the Fund is exposed to the risk that the other party to the contract will not fulfill its contractual obligations and that the Fund will sustain losses.

•	Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance. The Fund may seek to reduce currency risk by hedging part or all of its exposures to various foreign currencies; however, even if such hedging techniques are employed, there is no assurance that they will be successful.

•	Custody Risk: The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in emerging markets may be subject to greater custody and settlement risks than investments in more developed securities markets.

•	Debt Instruments Risk: The risks of investing in debt instruments include:

•	Credit Risk: The Fund could lose money if an issuer or guarantor of a debt instrument is unable or unwilling to make or perceived to be unable or unwilling to make timely payments of interest or principal or enters bankruptcy. The issuer or guarantor could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. This risk is greater for lower-quality bonds than for bonds that are investment grade.

•	High-Yield Securities (“Junk Bond”) Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid) than higher-rated securities. The prices of high-yield

HSBC Emerging Markets Debt Fund
Summary Section

Principal Investment Risks – (continued)

securities, which may be more volatile than higher rated securities of similar maturity due to such factors as specific issuer developments and interest rate sensitivity, may be more vulnerable to adverse market, economic, social or political conditions.

•	Interest Rate Risk: Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given recent increases in short-term interest rates and the possibility of further rate increases with unpredictable effects on the markets and the Fund’s investments.

•	Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets. A decrease in liquidity may negatively affect the ability of the Fund to pay redemption proceeds within the allowable time period.

•	Derivatives Risk: The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

•	Emerging Markets Risk: The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: greater market volatility and illiquidity, lower trading volume, delays or failures in trading or settling portfolio securities transactions; currency and capital controls or other government restrictions or interventions, such as economic sanctions, tariffs and/or trade embargoes, expropriation, nationalization and repatriation restrictions; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and higher levels of inflation, deflation or currency devaluation. The prices of securities in emerging markets can fluctuate more significantly than the prices of securities in more developed countries. The less developed the country, the greater effect such risks may have on an investment.

•	Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, social, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions (e.g., sanctions or tariffs) by the United States or other countries; expropriation or confiscatory taxation; imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains); and different corporate disclosure and governance standards.

•	Leverage Risk: Leverage created by investments such as derivatives can diminish the Fund’s performance and increase the volatility of the Fund’s net asset value. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•	Liquidity Risk: The Fund may hold illiquid investments by virtue of the absence of a readily available market for, or a reduction in the number or capacity of market participants making a market in, certain of its investments or because of legal or contractual restrictions on sales. An investment may become illiquid after purchase. The Fund could lose money or dilute remaining investors’ interests if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Investments that are illiquid, less liquid or that trade in lower volumes may be more difficult to value.

•	Market Risk: The value of the Fund’s investments may decline due to changing economic, political, social, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

HSBC Emerging Markets Debt Fund
Summary Section

Principal Investment Risks – (continued)

•	Non-Diversification Risk: Focusing investments in a small number of issuers, industries, foreign currencies or particular countries or regions increases risk. The Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

•	Sovereign Debt Risk: Sovereign debt instruments, which are instruments issued by foreign governmental entities, are subject to the risk that the governmental entity may be unable or unwilling to repay the principal or interest on its sovereign debt due to, among other reasons, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt or its failure to implement economic reforms. There is no generally established legal or bankruptcy process for collecting sovereign debt.

•	Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument (or index) for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s net asset value to decrease. Swaps are also particularly subject to credit, correlation, valuation, liquidity and leveraging risks. Swap agreements may also be considered illiquid.

•	When-Issued Securities: The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC Emerging Markets Debt Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future. Prior to April 7, 2017, the Fund’s investments were primarily comprised of U.S. dollar denominated instruments issued by foreign governments and corporations. Accordingly, performance information prior to that date reflects the Fund’s former investment strategies, and future performance will vary.

The bar chart below shows the Fund’s annual returns for Class I Shares and how performance has varied from year-to-year. The returns for Class A Shares will differ from the Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class I Shares

Best Quarter:	Q3 2012	7.27%
Worst Quarter:	Q2 2018	-7.39%

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A Shares may vary. The table further compares the Fund’s performance over time to that of the EMBI Global, GBI-EMGD and the Composite.

HSBC Emerging Markets Debt Fund
Summary Section

Performance Bar Chart and Table – (continued)

Average Annual Total Returns^ (for the periods ended December 31, 2018)

	Inception			Since
	Date	1 Year	5 Years	Inception
Class I Return Before Taxes	April 7, 2011	-7.12%	3.50%	4.37%
Class I Return After Taxes on Distributions	April 7, 2011	-8.43%	1.45%	2.26%
Class I Return After Taxes on Distributions
and Sale of Fund Shares	April 7, 2011	-4.18%	1.77%	2.52%
Class A Return Before Taxes	April 7, 2011	-11.80%	2.16%	3.36%
Composite (reflects no deduction for fees, expenses or taxes)	—	-5.33%	1.65%	2.17%*
EMBI Global (reflects no deduction for fees, expenses or taxes)	—	-4.61%	4.18%	4.94%*
GBI-EMGD (reflects no deduction for fees, expenses or taxes)	—	-6.21%	-0.96%	-0.66%*

^	The Fund implemented its current investment strategy effective as of the close of business on April 7, 2017. The performance of the Fund for periods prior to April 7, 2017 is not representative of the Fund’s current investment strategy.
*	Since April 7, 2011.

Investment Adviser

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser.

Portfolio Managers

Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team. Nishant Upadhyay, Senior Vice President, Head of Emerging Markets Debt Portfolio Management; Zeke Diwan, Senior Vice President, Senior Portfolio Manager; Billy Lang, Vice President, Portfolio Manager; and Scott Davis, Vice President, Portfolio Manager, are the members of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. Mr. Upadhyay has managed the Fund since November, 2015; Mr. Diwan has managed the Fund since January, 2017; Mr. Lang has managed the Fund since April, 2017; and Mr. Davis has managed the Fund since January, 2019.

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, P.O. Box 219691, Kansas City, MO 64121-9691), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Class A Shares
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25
Class I Shares
Regular (non-retirement)	$1,000,000	$0

*	Omnibus accounts are eligible to meet the minimums at the omnibus account level.

HSBC Emerging Markets Debt Fund
Summary Section

Purchasing and Selling Your Shares – (continued)

Please see “How NAV is Calculated” on page 39 of this prospectus for more information regarding days on which you will not be able to purchase or redeem Fund shares.

Tax Information

The Fund intends to declare and pay dividends from net investment income, if any, at least monthly. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser, the distributor and/or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Website for more information.

HSBC High Yield Fund
Summary Section

Class A and Class I Shares

Investment Objective

The investment objective of the HSBC High Yield Fund (the “Fund”) (formerly the HSBC Global High Yield Bond Fund) is to maximize total return (comprised of capital appreciation and income).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not take into account brokerage commissions that you may pay on your purchases of Class I Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 49 of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Right of Accumulation” on page 81.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases
(as a % of offering price)	4.75%	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fee	0.65%	0.65%
Other expenses:
Shareholder servicing fee	0.25%	0.00%
Other operating expenses	1.67%	1.57%
Total Other Expenses	1.92%	1.57%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses*	2.60%	2.25%
Fee Waiver and/or Expense Reimbursement**	1.42%	1.42%
Total Annual Fund Operating Expenses After Fee Waiver and/or
Expense Reimbursement	1.18%	0.83%

*	The Total Annual Fund Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
**	HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (“Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.15% for Class A Shares and 0.80% for Class I Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2020. The Expense Limitation Agreement shall terminate upon the termination of the Investment Advisory Contract between HSBC Funds (the “Trust”) and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust’s Board of Trustees.

HSBC High Yield Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example takes the Fund’s Expense Limitation Agreement into account for the first year only. The Example does not take into account brokerage commissions that you may pay on your purchases of Class I Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$590	$1,116	$1,668	$3,169
Class I Shares	$85	$566	$1,075	$2,474

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 50% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of high yield securities. High yield securities are commonly referred to as “junk bonds” and are rated lower than “Baa3” by Moody’s Investors Service (“Moody’s”) or lower than “BBB-” by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (“Adviser”), to be of comparable quality. The “total return” sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular region, sector, security or issuer.

The Fund primarily invests in U.S. dollar denominated fixed income securities issued by U.S. companies or governments (or any political subdivision, agency, authority or instrumentality of a government). The Fund may also invest up to 30% of its total assets in fixed income securities issued by non-U.S. companies or governments (or any political subdivision, agency, authority or instrumentality of a government), including securities of issuers in emerging market countries.

The Fund may use swaps (e.g., credit default, interest rate and total return swaps), forwards (e.g., forward foreign currency exchange contracts), futures, options and other derivative instruments for hedging purposes, cash management purposes, as a substitute for investing in fixed income securities, or to enhance returns. For example, the Fund may use credit default swaps to manage credit risk, interest rate swaps to manage interest rate risk and forward foreign currency exchange contracts to manage currency risk. The Fund may also use derivatives, including futures, for investment purposes when the Adviser believes that doing so will assist the Fund in achieving its investment objective. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics or exposures similar to high yield securities.

The Fund may also invest in senior secured loans (including assignments and participations), second lien loans, senior and subordinated loans and convertible bonds, including contingent convertible bonds (up to 15% of its total assets). Convertible bonds, which may be issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other instruments, such as warrants or options, which provide an opportunity for equity participation. Convertible bonds generally fall within the lower-rated categories as determined by a nationally recognized statistical rating organization (“NRSRO”).

The Fund may also purchase investment grade fixed income securities. Investment grade fixed income securities are securities that are rated by one or more NRSROs within one of the four highest long-term quality grades at the time of purchase (e.g., “AAA,” “AA,” “A” or “BBB” by S&P or Fitch or “Aaa,” “Aa,” “A” or “Baa” by Moody’s). The Fund may also invest up to 20% of its total assets in asset-backed securities.

HSBC High Yield Fund
Summary Section

Principal Investment Strategies – (continued)

The Fund may also seek to achieve its investment objective by investing up to 10% of its total assets in other underlying funds. The underlying funds may include mutual funds managed by the Adviser and mutual funds and exchange traded funds (“ETFs”) managed by investment advisers that are not affiliated with the Adviser.

The Fund’s portfolio is carefully constructed by the Adviser. Through top-down oversight, the Adviser determines asset, currency and duration positioning, among other things. Securities are selected for purchase and sale through a fundamental research-driven bottom-up investment process, in which issuers are analyzed based on fundamental credit research and standard valuation tools. Securities are also selected through a top-down investment process, based on regional, sector and credit allocations.

The Fund may purchase securities of various maturities, but expects under normal market conditions to maintain an average portfolio duration that normally varies within one year (plus or minus) of the duration of the ICE BofA Merrill Lynch U.S. High Yield Constrained Index (the “Index”), which as of December 31, 2018 was 4.17 years.

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks:

•	Asset-Backed Securities: Asset-backed securities are debt instruments that are secured by interests in pools of financial assets, such as credit card or automobile receivables. The value of these securities will be influenced by the factors affecting the assets underlying such securities, changes in interest rates, changes in default rates of borrowers and private insurers or deteriorating economic conditions. During periods of declining asset values, asset-backed securities may be difficult to value or become more volatile and/or illiquid. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

•	Convertible Bond Risk: Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. Contingent convertible bonds (“CoCo bonds”) are hybrid bonds typically issued by banks. When the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo bond may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCo bonds may have substantially greater risk than other securities in times of financial stress.

•	Counterparty Risk: When the Fund enters into an investment contract, such as an over-the-counter derivative, the Fund is exposed to the risk that the other party to the contract will not fulfill its contractual obligations and that the Fund will sustain losses.

•	Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance. The Fund may seek to reduce currency risk by hedging part or all of its exposures to various foreign currencies; however, even if such hedging techniques are employed, there is no assurance that they will be successful.

•	Custody Risk: The Fund may invest in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in emerging markets may be subject to greater custody and settlement risks than investments in more developed securities markets.

•	Debt Instruments Risk: The risks of investing in debt instruments include:

•	Credit Risk: The Fund could lose money if an issuer or guarantor of a debt instrument is unable or unwilling to make or perceived to be unable or unwilling to make timely payments of interest or principal or enters bankruptcy. The issuer or guarantor could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the investment. This risk is greater for lower-quality bonds than for bonds that are investment grade.

•	High-Yield Securities (“Junk Bond”) Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid) than higher rated securities. The prices of high-yield

HSBC High Yield Fund
Summary Section

Principal Investment Risks – (continued)

securities, which may be more volatile than higher rated securities of similar maturity due to such factors as specific issuer developments and interest rate sensitivity, may be more vulnerable to adverse market, economic, social or political conditions.

•	Interest Rate Risk: Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given recent increases in short-term interest rates and the possibility of further rate increases with unpredictable effects on the markets and the Fund’s investments.

•	Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets. A decrease in liquidity may negatively affect the ability of the Fund to pay redemption proceeds within the allowable time period.

•	Derivatives Risk: The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

•	Emerging Markets Risk: The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: greater market volatility and illiquidity, lower trading volume, delays or failures in trading or settling portfolio securities transactions; currency and capital controls or other government restrictions or intervention, such as economic sanctions, tariffs and/or trade embargoes, expropriation, nationalization and repatriation restrictions; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and higher levels of inflation, deflation or currency devaluation. The prices of securities in emerging markets can fluctuate more significantly than the prices of securities in more developed countries. The less developed the country, the greater effect such risks may have on an investment.

•	Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, social, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions (e.g., sanctions or tariffs) by the United States or other countries; expropriation or confiscatory taxation; imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains); and different corporate disclosure and governance standards.

•	Leverage Risk: Leverage created by investments such as derivatives can diminish the Fund’s performance and increase the volatility of the Fund’s net asset value. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•	Liquidity Risk: The Fund may hold illiquid investments by virtue of the absence of a readily available market for, or a reduction in the number or capacity of market participants making a market in, certain of its investments, or because of legal or contractual restrictions on sales. An investment may become illiquid after purchase. The Fund could lose money or dilute remaining investors’ interests if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Investments that are illiquid, less liquid or that trade in lower volumes may be more difficult to value.

•	Loan-Related Investments Risk: In addition to risks generally associated with debt investments, loan-related investments, such as loan participations and assignments, are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual

HSBC High Yield Fund
Summary Section

Principal Investment Risks – (continued)

restrictions on resale and may be or become illiquid or less liquid and difficult to value. Increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to contractual remedies to the extent that such remedies are provided for in the agreement. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans. Consequently, the Fund may have to sell other investments, maintain higher levels of cash or engage in borrowing transactions, such as borrowing from any overdraft facility, if necessary to raise cash to meet its redemption obligations.

•	Market Risk: The value of the Fund’s investments may decline due to changing economic, political, social, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

•	Sovereign Debt Risk: Sovereign debt instruments, which are instruments issued by foreign governmental entities, are subject to the risk that the governmental entity may be unable or unwilling to repay the principal or interest on its sovereign debt due to, among other reasons, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt or its failure to implement economic reforms. There is no generally established legal or bankruptcy process for collecting sovereign debt.

•	Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument (or index) for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s net asset value to decrease. Swaps are also particularly subject to credit, correlation, valuation, liquidity and leveraging risks. Swap agreements may also be considered illiquid.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC High Yield Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare with that of a broad measure of market performance. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future. Prior to April 1, 2019, the Fund invested at least 80% of its net assets, plus borrowings for investment purposes, in a globally diversified portfolio of high yield securities. Effective April 1, 2019, the Fund invests primarily in U.S. dollar denominated fixed income securities issued by U.S. companies or governments (or any political subdivision, agency, authority or instrumentality of a government). Accordingly, performance information prior to that date reflects the Fund’s former investment strategies, and future performance will vary. In addition, as of April 1, 2019, the Fund’s benchmark was changed from the ICE BofA Merrill Lynch BB-B Global High Yield Constrained Index (USD Hedged) to the Index. The Adviser believes that the Index is a more appropriate index against which to measure performance in light of the changes to the Fund’s investment strategies.

The bar chart below shows the Fund’s annual returns for Class I Shares. The returns for Class A Shares will differ from the Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class I Shares

Best Quarter:	Q3 2016	4.01%
Worst Quarter:	Q4 2018	-3.45%

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A Shares may vary. The table further compares the Fund’s performance over time to those of the Index and the Fund’s former benchmark, the ICE BofA Merrill Lynch BB-B Global High Yield Constrained Index (USD Hedged).

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception		Since
	Date	1 Year	Inception
Class I Return Before Taxes	July 14, 2015	-2.65%	3.00%
Class I Return After Taxes on Distributions	July 14, 2015	-5.02%	0.83%
Class I Return After Taxes on Distributions
and Sale of Fund Shares	July 14, 2015	-1.54%	1.33%
Class A Return Before Taxes	July 14, 2015	-7.63%	1.20%
ICE BofA Merrill Lynch U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	—	-2.27%	4.06%*
ICE BofA Merrill Lynch BB-B Global High Yield Constrained Index (USD Hedged) (reflects no deduction for fees, expenses or taxes)	—	-1.67%	4.30%*

* Since July 14, 2015

HSBC High Yield Fund
Summary Section

Investment Advisers

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser.

Portfolio Managers

Investment decisions for the Fund are made by Mary Bowers, Senior Portfolio Manager; and Rick Liu, CFA, Senior Portfolio Manager. Ms. Bowers and Mr. Liu have managed the Fund since its inception in July 2015.

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, P.O. Box 219691, Kansas City, MO 64121-9691), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Class A Shares
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25
Class I Shares
Regular (non-retirement)	$1,000,000	$0

*	Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Please see “How NAV is Calculated” on page 39 of this prospectus for more information regarding days on which you will not be able to purchase or redeem Fund shares.

Tax Information

The Fund intends to declare and pay dividends from net investment income, if any, at least monthly. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser, the distributor and/or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Website for more information.

HSBC Strategic Income Fund
Summary Section

Class A and Class I

Investment Objective

The investment objective of the HSBC Strategic Income Fund (the “Fund”) (formerly the Global High Income Bond Fund) is to provide a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not take into account brokerage commissions that you may pay on your purchases of Class I Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 49 of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Right of Accumulation” on page 81.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on
Purchases (as a % of offering price)	4.75%	None
Maximum Deferred Sales Charge (load) (as a % of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fee	0.65%	0.65%
Other expenses:
Shareholder servicing fee	0.25%	0.00%
Other operating expenses	1.89%	1.79%
Total Other Expenses	2.14%	1.79%
Total Annual Fund Operating Expenses*	2.79%	2.44%
Fee Waiver and/or Expense Reimbursement**	1.64%	1.64%
Total Annual Fund Operating Expenses After
Fee Waiver and/or Expense Reimbursement	1.15%	0.80%

*	The Total Annual Fund Operating Expenses have been restated to reflect current expenses.
**	HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (“Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.15% for Class A Shares and 0.80% for Class I Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2020. The Expense Limitation Agreement shall terminate upon the termination of the Investment Advisory Contract between HSBC Funds (the “Trust”) and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust’s Board of Trustees.

HSBC Strategic Income Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example takes the Fund’s Expense Limitation Agreement into account for the first year only. The Example does not take into account brokerage commissions that you may pay on your purchases of Class I Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$587	$1,151	$1,740	$3,332
Class I Shares	$82	$603	$1,152	$2,651

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 51% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, primarily in a diversified portfolio of higher yielding securities. Higher yielding securities are those securities rated in the lowest investment grade category or lower by one or more nationally recognized statistical rating organizations (“NRSROs”) (e.g., “Baa1” or lower by Moody’s Investors Service (“Moody’s”) or “BBB+” or lower by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) or, if unrated, determined by HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (“Adviser”) or HSBC Global Asset Management (UK) Limited, the Fund’s subadviser (“AMEU” or “Subadviser”), to be of comparable quality).

The Fund primarily invests in U.S. dollar denominated fixed income securities issued by U.S. companies or governments (or any political subdivision, agency, authority or instrumentality of a government). The Fund may also invest up to 30% of its total assets in fixed income securities issued by non-U.S. companies or governments (or any political subdivision, agency, authority or instrumentality of a government), including securities of issuers in emerging market countries. The Fund may purchase securities of various maturities or duration.

The Fund may use swaps (e.g., credit default, interest rate and total return swaps), forwards (e.g., forward foreign currency exchange contracts), futures, options and other derivative instruments for hedging purposes, cash management purposes, as a substitute for investing in fixed income securities, or to enhance returns. For example, the Fund may use credit default swaps to manage credit risk, interest rate swaps to manage interest rate risk and forward foreign currency exchange contracts to manage currency risk. The Fund may also use derivatives, including futures, for investment purposes when the Adviser or AMEU believes that doing so will assist the Fund in achieving its investment objective. For purposes of meeting its investment policy, the Fund may include derivatives that have characteristics or exposures similar to higher yielding securities.

The Fund may also invest in senior secured loans (including assignments and participations), second lien loans, senior and subordinated loans and convertible bonds, including contingent convertible bonds (up to 10% of its total assets). Convertible bonds, which may be issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other instruments, such as warrants or options, which provide an opportunity for equity participation. Convertible bonds generally fall within the lower-rated categories as determined by an NRSRO.

The Fund may also purchase investment grade fixed income securities. Investment grade fixed income securities are securities that are rated by one or more NRSROs within one of the four highest long-term quality grades at the time of purchase (e.g., “AAA,” “AA,” “A” or “BBB” by S&P or Fitch or “Aaa,” “Aa,” “A” or “Baa” by Moody’s). The Fund may also invest up to 20% of its total assets in mortgage-backed securities and asset-backed securities.

HSBC Strategic Income Fund
Summary Section

Principal Investment Strategies – (continued)

The Fund may also seek to achieve its investment objective by investing up to 10% of its total assets in other underlying funds. The underlying funds may include mutual funds managed by the Adviser and mutual funds and exchange traded funds (“ETFs”) managed by investment advisers that are not affiliated with the Adviser.

The Fund’s portfolio is carefully constructed by the Adviser. The portfolio managers can also utilize the capabilities of AMEU by receiving and acting upon investment recommendations made by AMEU. If determined to be beneficial by the Adviser, AMEU may manage the Fund’s investments in global asset-backed securities. The portfolio managers would manage the Fund’s overall duration and spread risk and manage allocations to other asset classes. Through top-down oversight, the Adviser determines asset allocation and currency and duration positioning, among other things. Securities are selected for purchase and sale through a fundamental research-driven bottom-up investment process, in which issuers are analyzed based on fundamental credit research and standard valuation tools. Securities are also selected through a top-down investment process, based on regional, sector and credit allocations.

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks:

•	Convertible Bond Risk: Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. Contingent convertible bonds (“CoCo bonds”) are hybrid bonds typically issued by banks. When the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo bond may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCo bonds may have substantially greater risk than other securities in times of financial stress.

•	Counterparty Risk: When the Fund enters into an investment contract, such as an over-the-counter derivative, the Fund is exposed to the risk that the other party to the contract will not fulfill its contractual obligations and that the Fund will sustain losses.

•	Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance. The Fund may seek to reduce currency risk by hedging part or all of its exposures to various foreign currencies; however, even if such hedging techniques are employed, there is no assurance that they will be successful.

•	Custody Risk: The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in emerging markets may be subject to greater custody and settlement risks than investments in more developed securities markets.

•	Debt Instruments Risk: The risks of investing in debt instruments include:

•	Credit Risk: The Fund could lose money if an issuer or guarantor of a debt instrument is unable or unwilling to make or perceived to be unable or unwilling to make timely payments of interest or principal or enters bankruptcy. The issuer or guarantor could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the investment. This risk is greater for lower-quality bonds than for bonds that are investment grade.

•	High-Yield Securities (“Junk Bond”) Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid) than higher rated securities. The prices of high-yield securities, which may be more volatile than higher rated securities of similar maturity due to such factors as specific issuer developments and interest rate sensitivity, may be more vulnerable to adverse market, economic, social or political conditions.

HSBC Strategic Income Fund
Summary Section

Principal Investment Risks – (continued)

•	Interest Rate Risk: Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given recent increases in short-term interest rates and the possibility of further rate increases with unpredictable effects on the markets and the Fund’s investments.

•	Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets. A decrease in liquidity may negatively affect the ability of the Fund to pay redemption proceeds within the allowable time period.

•	Derivatives Risk: The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

•	Emerging Markets Risk: The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: greater market volatility and illiquidity, lower trading volume, delays or failures in trading or settling portfolio securities transactions; currency and capital controls or other government restrictions or intervention, such as economic sanctions, tariffs and/or trade embargoes, expropriation, nationalization and repatriation restrictions; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and higher levels of inflation, deflation or currency devaluation. The prices of securities in emerging markets can fluctuate more significantly than the prices of securities in more developed countries. The less developed the country, the greater effect such risks may have on an investment.

•	Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, social, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions (e.g., sanctions or tariffs) by the United States or other countries; expropriation or confiscatory taxation; imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains); and different corporate disclosure and governance standards.

•	Leverage Risk. Leverage created by investments such as derivatives can diminish the Fund’s performance and increase the volatility of the Fund’s net asset value. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•	Liquidity Risk: The Fund may hold illiquid investments by virtue of the absence of a readily available market for, or a reduction in the number or capacity of market participants making a market in, certain of its investments, or because of legal or contractual restrictions on sales. An investment may become illiquid after purchase. The Fund could lose money or dilute remaining investors’ interests if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Investments that are illiquid, less liquid or that trade in lower volumes may be more difficult to value.

•	Loan-Related Investments Risk: In addition to risks generally associated with debt investments, loan-related investments, such as loan participations and assignments, are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be or become illiquid or less liquid and difficult to value. Increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the

HSBC Strategic Income Fund
Summary Section

Principal Investment Risks – (continued)

creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to contractual remedies to the extent that such remedies are provided for in the agreement. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans. Consequently, the Fund may have to sell other investments, maintain higher levels of cash or engage in borrowing transactions, such as borrowing from any overdraft facility, if necessary to raise cash to meet its redemption obligations.

•	Market Risk: The value of the Fund’s investments may decline due to changing economic, political, social, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

•	Mortgage- and Asset-Backed Securities: Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets, such as credit card or automobile receivables. The value of these securities will be influenced by the factors affecting the assets underlying such securities, changes in interest rates, changes in default rates of borrowers and private insurers or deteriorating economic conditions. During periods of declining asset values, mortgage- and asset-backed securities may be difficult to value or become more volatile and/or illiquid. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

•	Sovereign Debt Risk: Sovereign debt instruments, which are instruments issued by foreign governmental entities, are subject to the risk that the governmental entity may be unable or unwilling to repay the principal or interest on its sovereign debt due to, among other reasons, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt or its failure to implement economic reforms. There is no generally established legal or bankruptcy process for collecting sovereign debt.

•	Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument (or index) for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s net asset value to decrease. Swaps are also particularly subject to credit, correlation, valuation, liquidity and leveraging risks. Swap agreements may also be considered illiquid.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC Strategic Income Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare with that of a broad measure of market performance. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future. Prior to April 1, 2019, the Fund invested under normal circumstances at least 80% of its net assets, plus borrowings for investment purposes, in a globally diversified portfolio of higher yielding securities. Effective April 1, 2019, the Fund invests primarily in U.S. dollar denominated fixed income securities issued by U.S. companies or governments (or any political subdivision, agency, authority or instrumentality of a government). Accordingly, performance information prior to that date reflects the Fund’s former investment strategies, and future performance will vary. In addition, as of April 1, 2019, the Fund’s benchmark was changed from the Bloomberg Barclays High Income Bond Composite Index to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”). The Adviser believes that the Index is a more appropriate index against which to measure performance in light of the changes to the Fund’s investment strategies.

The bar chart below shows the Fund’s annual returns for Class I Shares. The returns for Class A Shares will differ from the Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class I Shares

Best Quarter:	Q1 2016	3.31%
Worst Quarter:	Q4 2018	-1.44%

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A Shares may vary. The table further compares the Fund’s performance over time to those of the Index and the Fund’s former benchmark, the Bloomberg Barclays High Income Bond Composite Index.

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception		Since
	Date	1 Year	Inception
Class I Return Before Taxes	July 14, 2015	-2.60%	2.74%
Class I Return After Taxes on Distributions	July 14, 2015	-4.65%	1.14%
Class I Return After Taxes on Distributions
and Sale of Fund Shares	July 14, 2015	-1.54%	1.39%
Class A Return Before Taxes	July 14, 2015	-7.58%	0.95%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	—	0.01%	2.06%*
Bloomberg Barclays High Income Bond Composite Index
(reflects no deduction for fees, expenses or taxes)	—	-1.67%	3.99%*

*Since July 14, 2015

HSBC Strategic Income Fund
Summary Section

Investment Advisers

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser. HSBC Global Asset Management (UK) Limited may serve as the Fund’s subadviser.

Portfolio Managers

Investment decisions for the Fund are made by Jerry Samet, Senior Portfolio Manager; and Rick Liu, CFA, Senior Portfolio Manager. Messrs. Samet and Liu have managed the Fund since its inception in July 2015.

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, P.O. Box 219691, Kansas City, MO 64121-9691), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Class A Shares
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25
Class I Shares
Regular (non-retirement)	$1,000,000	$0

*	Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Please see “How NAV is Calculated” on page 39 of this prospectus for more information regarding days on which you will not be able to purchase or redeem Fund shares.

Tax Information

The Fund intends to declare and pay dividends from net investment income, if any, at least monthly. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser, the distributor and/or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Website for more information.

HSBC Funds
Additional Information About the Funds’
Investment Strategies and Risks

More About Risks and Investment Strategies

Each of the Funds is a series of the Trust. The investment objective and strategies of each Fund are non-fundamental and may be changed without shareholder approval. Shareholders will be given at least 60 days’ advance notice of any change in a Fund’s 80% investment policy. Shareholders will be given advance notice of material changes to a Fund’s investment objective or other non-fundamental investment policies. If there is a change in the investment objective or strategies of a Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. There can be no assurance that the investment objective of a Fund will be achieved.

The Funds may, in the future, seek to achieve their respective investment objectives by investing all of their assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the respective Fund. Such a move is not currently contemplated. For more information, see the SAI under “Investment Techniques – Investment Company Securities.”

Each of the Funds may purchase securities of various maturities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates increase by 1%, the market price of a debt security with a positive duration of five will generally decrease by approximately 5%. Conversely, a 1% decline in interest rates will generally result in an increase of approximately 5% of that security’s market price. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities).

Institutional investors are permitted to invest in the Funds. As a result, the Funds may have large inflows or outflows of cash from time to time. This could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.

Each Fund may seek a temporary or defensive position in response to unfavorable economic or market conditions, while waiting for suitable investment opportunities, or under other circumstances (e.g., to seek returns on excess cash) as the Adviser and/or Subadviser(s), as applicable, deem(s) appropriate. When a Fund is seeking a temporary or defensive position, it may invest part or all of its assets in: cash or cash equivalents, time deposits, certificates of deposit and bankers’ acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSROs in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO; short-term corporate obligations rated high-grade by an NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; repurchase agreements collateralized by the securities listed above; and both affiliated (including the HSBC U.S. Government Money Market Fund) and unaffiliated money market fund shares. A Fund’s investment objective may not be achieved while it is invested in a temporary or defensive position. Each Fund may also borrow money for temporary or emergency purposes.

Investment Risks of the Funds

An investment in a Fund is subject to investment risks, including the possible loss of the principal amount invested. This section provides more detailed information about the Funds’ investments and risks. This prospectus does not disclose all the types of securities or investment strategies that the Funds may use. The Funds’ SAI provides more detailed information about the securities, investment policies and risks described in this prospectus.

HSBC Funds
Additional Information About the Funds’
Investment Strategies and Risks

Investment Risks of the Funds – (continued)

Each of the Funds is subject to one or more of the following investment risks:

● Principal Risk	Emerging Markets	High Yield	Strategic Income Fund
* Additional Risk	Debt Fund	Fund
Risk
Allocation	*	*	*
Commodity-Related Investments	*	*	*
Convertible Bond	*	●	●
Counterparty	●	●	●
Currency	●	●	●
Custody	●	●	●
Debt Instruments	●	●	●
Derivatives	●	●	●
Emerging Markets	●	●	●
Emerging Market and Frontier Market Tax	*	*	*
European Market Risk	*	*	*
Exchange-Traded Fund	*	*	*
Foreign Securities	●	●	●
Investment Access	*	*	*
Large Shareholder Transactions	*	*	*
Leverage	●	●	●
Liquidity	●	●	●
Loan-Related Investments		●	●
Market Access Timing	*	*	*
Market	●	●	●
Mortgage- and Asset-Backed Securities	*	●	●
Non-Diversification	●
Portfolio Turnover	*	*	*
Regulatory	*	*	*
Sovereign Debt	●	●	●
Sukuk	*	*	*
Swap	●	●	●
Temporary Defensive Position Risk	*	*	*
Underlying Fund Selection	*	*	*
When-Issued Securities	●	*	*

HSBC Funds
Additional Information About the Funds’
Investment Strategies and Risks

Investment Risks of the Funds – (continued)

•	Allocation Risk: A Fund’s portfolio manager may favor one or more types of investments, assets, sectors or geographic regions that underperform other investments, assets, sectors, geographic regions or the securities markets as a whole. As a result, an investor may lose money.

•	Commodity-Related Investments Risk: Exposure to the commodities markets, including investments in companies in commodity-related industries, may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility or supply or demand for the commodity, domestic and foreign political, regulatory or economic events, adverse weather, disease, discoveries of additional reserves of the commodity, embargoes, tariffs and changes in interest rates or expectations regarding changes in interest rates.

•	Convertible Bond Risk. Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security.

CoCo bonds are hybrid bonds typically issued by banks. When the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo bond may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCo bonds may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo bond may be outside a Fund’s control. Any such action could have an adverse effect on a Fund’s returns, and the Fund may suffer a complete loss on an investment in CoCo bonds with no chance of recovery even if the issuer remains in existence. The Emerging Markets Debt Fund and Strategic Income Fund may each invest up to 10% of their total assets in CoCo bonds. The High Yield Fund may invest up to 15% of its total assets in CoCo bonds.

•	Counterparty Risk: When a Fund enters into an investment contract, such as an over-the-counter derivative or a structured note, the Fund is exposed to the risk that the other party to the contract will not fulfill its contractual obligations and that the Fund will sustain losses. For example, in a repurchase agreement, in which a Fund buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the seller may not repurchase the security.

•	Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect a Fund’s performance. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Currency exchange rates can be volatile and can be affected by, among other factors, the actions or inactions by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls, speculation, or general economic or political developments in the U.S. or a foreign country. A Fund may seek to reduce currency risk by hedging part or all of its exposures to various foreign currencies; however, even if such hedging techniques are employed, there is no assurance that they will be successful.

•	Custody Risk: The Funds invest in securities markets that are less developed than those in the U.S., which may expose the Funds to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. The laws of certain countries may place limitations on the ability to recover assets if a foreign bank, agent or depository enters bankruptcy. In addition, low trading volumes and volatile prices in less developed markets may make trades more difficult to complete and settle, and governments or trade groups may compel local agents to hold securities with designated foreign banks, agents and depositories that may be subject to little or no regulatory oversight or independent evaluation. Local agents are held only to the standards of care of their local markets.

•	Debt Instruments Risk: The risks of investing in debt instruments include:

•	Credit Risk: A Fund could lose money if an issuer or guarantor of a debt instrument is unable or unwilling to make timely payments of interest or principal or enters bankruptcy. Furthermore, the value of a debt instrument may decline if the market believes that the issuer or guarantor is unable or unwilling to make such payments on time. Changes in economic conditions could cause issuers or guarantors of these instruments to be unable or unwilling to meet their financial obligations. This risk is greater for lower-quality bonds than for bonds that are investment grade.

•	Extension Risk: The risk that during periods of rising interest rates, borrowers pay off their debt later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates, increasing the Fund’s sensitivity to changes in interest rates and resulting in less income than potentially available.

•	High-Yield Securities (“Junk Bond”) Risk: High-yield securities (sometimes called “junk bonds”) are typically rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of equivalent quality. High-yield securities are considered speculative investments that have significantly higher credit risk than investment-grade securities and tend to be less marketable (i.e., less liquid) than higher-rated securities. The prices

HSBC Funds
Additional Information About the Funds’
Investment Strategies and Risks

Investment Risks of the Funds – (continued)

of high-yield securities, which may be more volatile and less liquid than higher rated securities of similar maturity due to such factors as specific issuer developments and interest rate sensitivity, may be more vulnerable to adverse market, economic or political conditions, or the expectation of adverse market, economic or political conditions. High-yield securities, which are typically issued by smaller, less credit worthy companies or by highly indebted companies, pay investors a premium (i.e., a higher interest rate or yield) because of the increased risk of loss.

•	Interest Rate Risk: Fluctuations in interest rates may affect the yield, liquidity and value of investments in income-producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. During periods of falling interest rates, borrowers may pay off their debt sooner than expected, forcing the reinvestment of principal proceeds at lower interest rates, resulting in less interest income. Conversely, during periods of rising interest rates, borrowers may pay off their debt later than expected, thereby preventing reinvestment of principal proceeds at higher interest rates, increasing a Fund’s sensitivity to changes in interest rates and resulting in less income to a Fund than potentially available. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Adviser and/or Subadviser. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The risks associated with rising interest rates are heightened given recent increases in short-term interest rates and the possibility of further rate increases with unpredictable effects on the markets and a Fund’s investments. Fixed income securities with longer durations are subject to more volatility than those with shorter durations.

Following the financial crisis in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. However, as the Federal Reserve continues to raise the federal funds rate, these policy changes may expose debt instrument and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. To the extent a Fund experiences high redemptions because of these policy changes, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and may lower a Fund’s performance. The liquidity levels of a Fund’s portfolio may also be affected.

•	Inventory Risk: The market-making capacity in debt markets has declined as a result of reduced broker-dealer inventories relative to fund assets, reduced broker-dealer proprietary trading activity and increased regulatory capital requirements for financial institutions such as banks. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the debt markets. A decrease in liquidity may negatively affect the ability of a Fund to pay redemption proceeds within the allowable time period.

•	Prepayment Risk: During periods of falling interest rates, borrowers may pay off their debt sooner than expected, forcing a Fund to reinvest the principal proceeds at lower interest rates, resulting in less income.

•	Derivatives Risk: The term “derivatives” covers a broad range of instruments, including swaps, futures and currency forwards. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Adviser or Subadviser uses derivatives to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a Fund. The success of the Adviser’s or Subadviser’s derivatives strategies will also be affected by the ability of the Adviser or Subadviser, as applicable, to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, index or rate. Certain derivative positions may be difficult to close out when a Fund’s portfolio managers may believe it would be appropriate to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

•	Emerging Markets Risk: A Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Investments in emerging markets are subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility and illiquidity, lower trading volume, delays or failures in trading or settling portfolio securities transactions; currency and capital controls or other government restrictions or intervention, such as the imposition of economic sanctions, repatriation restrictions, tariffs and/or trade embargoes, or the expropriation and the nationalization of private assets, companies or industries; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and higher levels of inflation,

HSBC Funds
Additional Information About the Funds’
Investment Strategies and Risks

Investment Risks of the Funds – (continued)

deflation or currency devaluation. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries, and rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase the funding costs of such issuers. As a result, there will tend to be an increased risk of price volatility in a Fund’s investments in instruments with exposures to emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include settlement delays beyond periods customary in the United States and practices that could result in losses, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.”

•	Emerging Market and Frontier Market Countries Tax Risk: Changes in the political climate in emerging market and frontier market countries may result in significant shifts in taxation of foreign investors such as a Fund. These changes may result in changes to legislation, the interpretation of legislation, or the granting of the benefit of tax exemptions or international tax treaties to foreign investors. The effect of such changes can be retroactive and may (if they occur) negatively affect a Fund’s performance.

Proceeds from the sale of securities in some markets, or the receipt of any dividends or other income, may be or may become subject to tax, levies, duties or other fees or charges imposed by the authorities in that market. This may include taxes levied by withholding at source and/or specific taxes or charges on a Fund’s investments. Tax law and practice in certain markets in which a Fund currently invests or may invest in is not clearly established. It is possible that the current interpretation of tax law or understanding of practice might change, or that tax law might be changed with retroactive effect. It is possible that a Fund could become subject to additional taxation that is not anticipated either at the date of this prospectus or when investments are made, valued or disposed of.

In the event that new investments into a Fund may result in tax levies that significantly disadvantage the Fund’s existing shareholders, the Adviser and the Fund will consider what, if any, actions should be taken, including possibly closing the Fund to new investors.

Under Hong Kong tax law, funds resident outside of Hong Kong that are managed by an entity licensed by or registered with the Hong Kong Securities and Futures Commission for Type 9 regulated activity (asset management) are exempted from Hong Kong profits tax provided certain conditions are met. It is intended that the affairs of the Funds will be conducted in accordance with the conditions for exemption from profits tax, however, the Funds can offer no guarantee that such exemption will be obtained in every instance.

•	European Market Risk: A Fund’s performance may be affected by political, social and economic conditions in Europe. In the aftermath of the 2008-2009 financial crisis, the European financial markets experienced increased volatility due to, among other things, concerns about high government debt levels of several European countries. Ongoing concerns over the rising debt levels and slowing economic growth among European countries, combined with uncertainties in European financial markets, including feared or actual failures in the banking system and the possible break-up of the European Monetary Union and Euro currency, may adversely affect interest rates and the prices of securities across Europe and potentially other markets as well. These events may increase volatility, liquidity and currency risks associated with investments in Europe. In addition, responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be successful and could lead to social unrest, limited future growth and economic recovery or have other unintended consequences.

In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (“Brexit”). On March 29, 2017, the United Kingdom formally triggered the process of leaving the EU by invoking Article 50 of the Treaty on European Union. The United Kingdom has provided the EU with notice of its intention to withdraw in March 2019, and the negotiation of a withdrawal agreement between the United Kingdom and the EU is ongoing. During this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant and could, among other outcomes, result in increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. Brexit may have a significant negative impact on the economy and currency of the United Kingdom as a result of anticipated or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU and the Euro to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of a Fund’s investments that are economically tied to the United Kingdom or the EU.

HSBC Funds
Additional Information About the Funds’
Investment Strategies and Risks

Investment Risks of the Funds – (continued)

•	Exchange-Traded Fund Risk: Investments in ETFs are generally intended to assist a Fund track the return of the particular market segments or indices that are represented by the ETFs. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in the market for an ETF’s shares could result in the ETF being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund’s investments. ETFs also have their own management fees and other fees and expenses, which a Fund bears in addition to its own expenses. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective, and is subject to the risk that the market price of the ETF’s shares may trade at a premium or a discount to their net asset value, especially during times of high market volatility; an active trading market for an ETF’s shares may not develop or be maintained; and there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

•	Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities, and are subject to additional risks, including international trade, social, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscations and other government restrictions and controls (e.g., sanctions and tariffs) by the United States or other countries; expropriation or confiscatory taxation; imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains); and different corporate disclosure and governance standards. Securities of emerging market issuers generally have more risk than securities issued by issuers of more developed markets. Foreign issuers are generally not subject to the same degree of regulations as U.S. issuers, and political changes could adversely affect a Fund’s investments in a foreign country. In addition, the lack of regulatory controls may expose a Fund to additional risks.

Securities markets of many foreign countries are relatively small, with a limited number of companies representing a smaller number of industries. To the extent a Fund’s investments in a single country or a group of countries represent a larger percentage of the Fund’s assets, the Fund’s performance may be adversely affected by the economic, political and social conditions in that country or group of countries. Each Fund’s annual and semi-annual reports to shareholders disclose the extent to which the Funds invest in a particular group of countries.

•	Investment Access Risk: The Adviser and Subadviser may invest in the same securities as the Funds on behalf of their other clients, and affiliates of the Adviser and Subadviser may underwrite issuances of these securities. At times, regulatory restrictions or a lack of sufficient quantities of certain securities may mean that the Funds are precluded from investing in, or may be limited in their investment in, securities that the Adviser or Subadviser would otherwise wish to purchase for the Funds. This loss of opportunity may result in lower returns for the Funds than if the Adviser and Subadviser were not subject to these restrictions or lack of access.

•	Large Shareholder Transactions Risk: A Fund may be adversely impacted when certain large shareholders, including institutional investors, purchase or redeem large amounts of shares of the Fund, which may occur rapidly or unexpectedly. As a result, a Fund may experience redemptions resulting in large outflows of cash from time to time. This could have adverse effects on a Fund’s performance if the Fund were required to sell securities at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains or losses and increase a Fund’s transaction costs or decrease the liquidity of a Fund’s portfolio. Similarly, large purchases of Fund shares may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. Large redemptions of Fund shares could also result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, a Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, a Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by a Fund.

•	Leverage Risk: Certain transactions may give rise to a form of leverage. Such transactions may include derivatives. The use of reverse repurchase agreements and when-issued, delayed delivery or forward commitment transactions may also create leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

•	Liquidity Risk: A Fund may not be able to sell some or all of its investments at desired prices or without significant dilution to remaining investors’ interests, or may be unable to sell investments at all, due to a lack of demand in the market for, or a reduction in the number or capacity of market participants making a market in, such investments. Additionally, a Fund may, at times, hold illiquid investments, by virtue of the absence of a readily available market for certain of its investments,

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Investment Risks of the Funds – (continued)

because of legal or contractual restrictions on sales, or because of extended local market closures due to holidays or otherwise. A Fund will not acquire any illiquid investments if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. A Fund could lose money or dilute remaining investors’ interests if it is unable to dispose of an investment at a time that is most beneficial to the Fund, which could prevent a Fund from taking advantage of other investment opportunities. Investments that are illiquid or less liquid or that trade in lower volumes may be more difficult to value, particularly during changing economic, political or market conditions. Liquidity risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions may be higher than normal. An investment may become illiquid after purchase. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging markets countries.

•	Loan-Related Investments Risk: In addition to risks generally associated with debt investments, loan-related investments, such as loan participations and assignments, are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be or become illiquid or less liquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities, and the Adviser and/or Subadviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Funds to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, which may cause a Fund to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. A Fund may also hold a larger position in cash and cash items to limit the impact of extended trade settlement periods, which may adversely impact the Fund’s performance. In addition, substantial increases in interest rates may cause an increase in loan obligation defaults.

With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to contractual remedies. However, a Fund’s risk with respect to an investment is increased to the extent that the agreement does not provide for such remedies or contain other protective covenants.

Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Nevertheless, senior loans are usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

•	Market Access Timing Risk: Due to the time zone differences in global markets, a Fund may be subject to market access timing risk in relation to shareholder purchases and redemptions. For example, a Fund may be delayed in investing cash proceeds from shareholder purchases, which could require the Fund to maintain a larger cash position than it ordinarily would and adversely affect the Fund’s performance. Similarly, a Fund may be delayed in disposing of securities to meet shareholder redemptions.

•	Market Risk: The value of a Fund’s investments may decline due to changing economic, political, social, regulatory or market conditions. Issuer, political, economic, regulatory, social or market developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. In the short term, a Fund’s investments can fluctuate dramatically in response to these developments. Different parts of the market and different types of securities can react differently to these developments. Moreover, the conditions in one country or geographic region could adversely affect a Fund’s investments in a different country or geographic region due to increasingly interconnected global economies and financial markets. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a regional, national or global level. For instance, terrorism, regional conflicts, market manipulation,

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Investment Risks of the Funds – (continued)

government defaults, government shutdowns, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical or other types of market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

•	Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets, such as credit card or automobile receivables. The value of these securities will be influenced by the factors affecting the assets underlying such securities, changes in interest rates, changes in default rates of borrowers and private insurers or deteriorating economic conditions. During periods of declining asset values, mortgage- and asset-backed securities may be difficult to value or become more volatile and/or illiquid. The risk of default is generally higher in the case of securities backed by loans made to borrowers with “sub-prime” credit metrics. If market interest rates increase substantially and a Fund’s adjustable-rate securities are not able to reset to market interest rates during any one adjustment period, the value of the Fund’s holdings and its net asset value may decline until the adjustable-rate securities are able to reset to market rates. In the event of a dramatic increase in interest rates, the lifetime limit on a security’s interest rate may prevent the rate from adjusting to prevailing market rates. In such an event the security could underperform and affect a Fund’s net asset value. In addition, mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage- and asset-backed securities are subject to interest rate, prepayment, extension, market, and credit risks, all of which are described elsewhere in this prospectus. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

•	Non-Diversification Risk: Focusing investments in a small number of issuers, industries, foreign currencies or particular countries or regions increases risk. The Emerging Markets Debt Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” The Fund may invest in a relatively small number of issuers and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. The decline in value of one security will impact the Fund to a greater degree than if the Fund were more broadly diversified. Similarly, the Fund may be more sensitive to adverse economic, business, regulatory or political developments if they invest a substantial portion of their assets in issuers located in or with exposure to the same country or region.

•	Portfolio Turnover Risk: Each Fund is actively managed and, in some cases, a Fund’s portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Fund and its shareholders and may result in a lower net asset value. High portfolio turnover (over 100%) also may result in the realization of substantial net short-term capital gains, which when distributed are taxable to shareholders. The trading costs and tax effects associated with turnover may adversely affect a Fund’s performance.

•	Regulatory Risk: Entities that are part of banking organizations, such as the Adviser and its affiliates, are subject to extensive government regulation. Government regulation may change frequently and may have significant effects, including limiting the ability of the Adviser and its affiliates from engaging in certain trading activities, which may adversely impact the Funds and their performance and increase the Funds’ fees and expenses. For example, the so-called “Volcker Rule” prohibits the Adviser and its affiliates from engaging in certain trading activities. A Fund may be adversely impacted by this rule if the Adviser or its affiliates own 25% or more of the Fund’s shares outside of any seeding period permitted by the rule. These restrictions may prevent a Fund from maintaining sufficient seed capital and may cause the Fund to liquidate at the end of the period if the Fund is not able to achieve sufficient scale. Funds that are not managed by entities that are part of banking organizations are not subject to these limitations.

In addition, the Funds, in which the Adviser and its affiliates hold substantial amounts of seed capital, at or above 50% of each Fund’s shares, are subject to margin rules adopted by the U.S. Commodity Futures Trading Commission and other prudential regulators. These rules require each Fund to post and collect initial margin when trading certain uncleared or over-the-counter derivatives, including, but not limited to, non-deliverable foreign exchange forwards, credit default index swaps, and zero coupon swaps, which may effectively preclude a Fund from trading these derivatives. The inability to trade certain uncleared derivatives may result in more benchmark orientated exposures for a Fund, may negatively impact the Fund’s performance or the Adviser’s ability to implement the Fund’s investment strategies, and may increase the fees and expenses borne by the Fund.

•	Sovereign Debt Risk: Sovereign debt instruments, which are instruments issued by foreign governmental entities, are subject to the risk that the governmental entity may be unable or unwilling to repay the principal or interest on its sovereign debt due to, among other reasons, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt or its failure to implement economic reforms required by the International Monetary Fund

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Investment Risks of the Funds – (continued)

or other multilateral agencies. A governmental entity that defaults may ask for additional loans or for more time to pay its debt. There is no generally established legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

•	Sukuk Risk: Sukuk are financial certificates that are similar to bonds but are structured to comply with Shariah law and its investments principles, which, among other things, prohibit charging or paying interest. Sukuk represent undivided shares in the ownership of certificates, and such certificates are linked to a specific investment activity, such as an underlying asset or contractual payment obligations of the issuer. Because no collateral is pledged as security for Sukuk, purchasers of Sukuk are subject to the risk that an issuer may not meet its payment obligations or that an underlying asset may not perform as expected or lose value. The market for Sukuk is generally illiquid and it is difficult for a Fund to purchase or dispose of Sukuk. Accordingly, a Fund may have to hold Sukuk even if it is no longer advantageous to do so.

•	Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements may also subject a Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s net asset value to decrease. Swap agreements may also be considered illiquid. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.

•	Temporary Defensive Position Risk: A Fund may temporarily depart from its principal investment strategies for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in a Fund not achieving its investment objective during that period. If the market advances during periods when a Fund is holding a large cash position, the Fund may not participate to the extent it would have if it had been more fully invested.

•	Underlying Fund Selection Risk: A Fund may invest in other funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the other funds or otherwise. It is possible that one or more other funds will not meet their own investment objectives, which would affect a Fund’s performance. There can be no assurances that the investment objective of a Fund or any other fund in which it invests will be achieved. Underlying funds also have their own management fees and other fees and expenses, which a Fund bears in addition to its own expenses.

•	When-Issued Securities Risk: The price and yield of securities purchased on a “when-issued” basis is fixed on the date of the commitment but payment and delivery are scheduled for a future date. Consequently, these securities present a risk of loss if the other party to a “when-issued” transaction fails to deliver or pay for the security. In addition, purchasing securities on a “when-issued” basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the “when-issued” security may have a lesser (or greater) value at the time of settlement than a Fund’s payment obligation with respect to that security.

Other Information

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or any class of shares or cease operations and liquidate.

More Information About Indices

An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, the performance would be lower.

The HSBC Emerging Markets Debt Fund’s primary benchmark index is a composite of the J.P. Morgan Emerging Markets Bond Index Global (50%) and the J.P. Morgan Government Bond Index – Emerging Markets Global Diversified (50%). The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The J.P. Morgan Government Bond Index – Emerging Markets Global Diversified is an unmanaged comprehensive global emerging markets fixed income index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The blended benchmark is rebalanced on the last calendar day of the month.

HSBC Funds
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More Information About Indices – (continued)

The HSBC High Yield Fund’s primary benchmark index is the ICE BofA Merrill Lynch U.S. High Yield Constrained Index. The ICE BofA Merrill Lynch U.S. High Yield Constrained Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. The ICE BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market.

Source: ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML PERMITS USE OF THE ICE BofAML INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BofAML INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUNDS, OR ANY OF ITS PRODUCTS OR SERVICES.

The HSBC Strategic Income Fund’s primary benchmark index is the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities.

Who May Want To Invest?

Consider investing in the Emerging Markets Debt Fund if you are:

•	Investing for a long-term goal, such as retirement (five year or longer investment horizon)

•	Looking to add exposure to emerging market countries to your portfolio

•	Looking to add an income component to your investment portfolio

•	Willing to accept the risks of price and income fluctuations

•	Looking to add a foreign income component to your investment portfolio

•	Seeking higher potential returns than provided by other fixed income funds, and willing to accept higher risks of price and income fluctuations than with other fixed income funds

Consider investing in the High Yield Fund and the Strategic Income Fund if you are:

•	Investing for at least a medium-term goal (three to five year investment horizon)

•	Looking to add fixed income exposure to your portfolio

•	Looking to add an income component to your investment portfolio

•	Seeking higher potential returns than provided by other fixed income funds, and willing to accept higher risks of price and income fluctuations than with other fixed income funds

The Funds will not be appropriate for anyone:

•	Pursuing a short-term goal or investing emergency reserves

•	Seeking capital growth, as might be associated with an equity fund.

•	Seeking safety of principal

More Information About Fund Investments

This prospectus describes the Funds’ principal strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Funds also may invest in other securities and engage in other investment practices. These securities and investment practices, as well as those described in this prospectus, are described in detail in the SAI. Of course, the Funds cannot guarantee that they will achieve their investment goals.

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Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI and on the Funds’ website at https://investorfunds.us.hsbc.com. To request a copy of the SAI, please refer to the back cover of this prospectus.

Fund Management

The Investment Adviser and Subadviser

HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue, New York, New York, 10018, is the investment adviser for the Funds, pursuant to an investment advisory contract (the “Investment Advisory Agreement”) with the Trust. The Adviser is a wholly-owned subsidiary of HSBC Bank USA, N.A., which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company (collectively, “HSBC”). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of September 30, 2018, the Adviser had approximately $67.2 billion in assets under management. The Adviser also provides certain operational support services to the Funds pursuant to a Support Services Agreement. Under the Support Services Agreement, the Adviser is entitled to a fee at the annual rate of 0.10% of a Fund’s average daily net assets for Class A Shares for services rendered pursuant to the Support Services Agreement. These fees are not charged to Class I Shares.

The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission (“SEC”) that allows the Adviser to implement new investment subadvisory contracts and to make material changes to existing subadvisory contracts with the approval of the Board of Trustees, but without shareholder approval. Subject to the terms of the exemptive order, each Fund may currently hire and/or terminate subadvisers without shareholder approval. The High Yield Fund and Strategic Income Fund may use the services of a subadviser that is affiliated with the Adviser, and the conditions under the exemptive order do not apply to the use of an affiliated subadviser. However, the conditions under the exemptive order could be applied to the use of one or more unaffiliated subadvisers at a future time. The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee any subadvisers and recommend their hiring, termination and replacement.

In the future, the Trust and the Adviser may, on behalf of the Funds, receive an additional exemptive order that would allow the Adviser to implement new investment subadvisory contracts and to make material changes to existing subadvisory contracts with subadvisers that are affiliated with the Adviser with the approval of the Board of Trustees, but without shareholder approval. As with the current order, the new order would be subject to certain conditions, including that each Fund would notify shareholders and provide them with certain information upon the hiring of a subadviser.

HSBC Global Asset Management (UK) Limited, 78 St. James Street, London, United Kingdom, SW1A 1EJ, a U.S. registered investment adviser and an affiliate of the Adviser, may serve as the investment subadviser of the Strategic Income Fund pursuant to an investment subadvisory agreement (the “AMEU Subadvisory Agreement”) with the Adviser. As an investment subadviser, AMEU would make the day-to-day investment decisions and continuously review, supervise and administer the Fund’s investment program (or a portion thereof). As of September 30, 2018, AMEU had approximately $94.1 billion in assets under management. As of the date of this prospectus, AMEU is not providing subadvisory services to the Strategic Income Fund. The Adviser may use generic investment research from affiliates, including AMEU as part of the information it uses to make investment decisions.

For these advisory and management services (including any subadvisory services), during the last fiscal year/period the following Funds paid fees (net of fee waivers) as follows:

Percentage of Average
Net Assets for Fiscal
Year Ended 10/31/18
Emerging Markets Debt Fund	0.00%
High Yield Fund	0.00%
Strategic Income Fund	0.00%

The Adviser may voluntarily waive all or a portion of its management fee. The Adviser has done so for periods of operation during which a Fund’s Total Annual Fund Operating Expenses were above that Fund’s expense limitation, as set forth in the applicable contractual Expense Limitation Agreement. The Adviser has entered into a contractual expense limitation agreement with each Fund (“Agreement”) under which it will limit the total expenses of each respective Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to the annual rates shown in the table below:

	Class A	Class I
	Shares	Shares
Emerging Markets Debt Fund	0.85%	0.50%
High Yield Fund	1.15%	0.80%
Strategic Income Fund	1.15%	0.80%

Fund Management

The Investment Adviser and Subadviser
continued

Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by a Fund to the Adviser within three years to the extent that the repayment will not cause a Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitations shall be in effect until March 1, 2020. The expense limitation agreement shall terminate upon the termination of the Investment Advisory Agreement between the Trust and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust’s Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement and Subadvisory Agreements is available in the Funds’ April 30, 2018 semi-annual report and will be available in the April 30, 2019 semi-annual report.

Portfolio Managers

HSBC Emerging Markets Debt Fund:

Investment decisions for the Funds are made by consensus of the Adviser’s Emerging Markets Debt Team which consists of investment professionals and the primary portfolio management team members listed below.

Nishant Upadhyay, Senior Vice President, Head of Emerging Markets Debt Portfolio Management has responsibility for all global emerging markets debt portfolios. Mr. Upadhyay also focuses on managing hard currency sovereign portfolios as well as hard and local currency benchmark portfolios. He joined the team in September 2015 from PIMCO where he was an emerging markets and global credit portfolio manager for nine years. During his time at PIMCO, Mr. Upadhyay spent time as an associate to PIMCO’s Global Bond portfolio management team with exposure to rates and currency products before managing emerging markets debt portfolios and diversified income portfolios (hybrids of emerging markets debt and credit). Prior to joining PIMCO, Mr. Upadhyay held positions at Citibank and ABN AMRO Bank. He has been working in the financial industry since 2000. Mr. Upadhyay has a Bachelor of Science from the Hindu College, Delhi University (India) and an MBA from the Indian Institute of Management, Indore, India.

Zeke Diwan, Senior Vice President, Senior Portfolio Manager, is a senior portfolio manager on the Emerging Markets Debt Team. Mr. Diwan focuses on emerging markets hard currency sovereign and corporate strategies. Prior to joining the Emerging Markets Debt Team at HSBC in December 2016, Mr. Diwan worked for Allianz Global Investors from 2013 to 2016, where he was responsible for running a broad range of emerging market debt strategies. Before this, Mr. Diwan was with Rogge Global Partners from 2011 to 2013 and Pioneer Investment Management from 2004 to 2011, where he served as a portfolio manager in emerging markets debt, high yield and total return strategies. Mr. Diwan has been working in the industry for over 20 years in both the United States and Europe with expertise in emerging markets, high yield and loans in both the United States and Europe. He holds a Bachelor’s degree in Operations Research from Colombia University, School of Engineering and Applied Science.

Billy Lang, Vice President, Portfolio Manager, is a portfolio manager on the Emerging Markets Debt Team. He focuses on emerging markets local debt portfolios. Prior to joining the Emerging Markets Debt Team at HSBC in July 2016, Mr. Lang worked for Bank of America Merrill Lynch as Vice President in Local Currency Trading from 2010 to 2016. Throughout his tenure there, he focused on Latin American trading, specializing in foreign exchange trading strategies and technologies. He brings a quantitative background in risk management and valuation techniques as well as in trading plain and exotic foreign exchange options. He holds a Master of Science degree in Financial Engineering from Columbia University and a Bachelor’s degree in Computer Science from the University of Minnesota—Twin Cities. He is a CFA Charterholder and a member certificate holder of the Professional Risk Managers’ International Association (PRMIA).

Scott Davis, Vice President, Portfolio Manager, is a portfolio manager on the Global Emerging Markets Debt Team. Mr. Davis focuses on emerging markets hard currency sovereign and corporate strategies. Prior to this, Mr. Davis was responsible for trading hard currency sovereign bonds as well as corporate bonds as part of the portfolio engineering/trading team. Mr. Davis joined HSBC Global Asset Management in September 2015 and has been working in the industry since 2005. Mr. Davis joined HSBC from Aberdeen Asset Management where he was a Fixed Income and FX trader and previously held analyst positions at Artio Global Investors and Bear Stearns Asset Management. He holds a Bachelor’s degree from Rutgers University and is a CFA Charterholder.

Fund Management

Portfolio Managers
continued

HSBC High Yield Fund

Mary Bowers, Senior Portfolio Manager, joined HSBC Global Asset Management in September 2013 and has been working in the industry since 2001. Prior to joining HSBC, Ms. Bowers worked for Aberdeen Asset Management as part of the Artio Global (formerly Julius Baer Asset Management) high yield team which was acquired in the spring of 2013. She acted as a portfolio manager for the global high yield products at Aberdeen/Artio for 10 years. From 2001 to 2003, she was an analyst at Deutsche Bank in the global energy and power investment banking group. Ms. Bowers has a B.A. in history from Yale University. She is a CFA Charterholder.

Rick Liu, Senior Portfolio Manager, is a Credit Analyst on the US Credit team, with specific sector responsibilities in basic materials. He joined HSBC Global Asset Management New York in 2005 as a Credit Analyst on the Distressed Opportunities investment team, and moved to the US Credit team in 2011 with a primary focus in high yield credit. He has been working in the industry since 2003. Mr. Liu holds a BCom (Hons) in Finance from the Sauder School of Business at the University of British Columbia and is a CFA Charterholder.

HSBC Strategic Income Fund

Jerry Samet, Senior Portfolio Manager, joined HSBC in 1996 and manages global and U.S. fixed income portfolios for the U.S. Fixed Income Team. Prior to joining HSBC in 1996, Mr. Samet worked for Bankers Trust as a portfolio manager/trader. He holds an MBA in Finance from Fordham University and a B.A. in Economics and History from The City University of New York, Queens College.

Rick Liu (see above).

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is available in the SAI. You can obtain a copy of the SAI on the Funds’ website at https://investorfunds.us.hsbc.com.

The Distributor, Administrator and Sub-Administrator

The Adviser also serves as the Trust’s administrator (the “Administrator”), and in that role, oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trust’s operations. The Administrator has retained Citi Fund Services Ohio, Inc., whose address is 4400 Easton Commons, Suite 200, Columbus, OH 43219, as sub-administrator to the Funds (the “Sub-Administrator”). Administrative services provided by the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend disbursing services.

Foreside Distribution Services, L.P. (the “Distributor”), a member of the Financial Industry Regulatory Authority (“FINRA”), is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares.

The SAI has more detailed information about the Adviser, Subadviser, Distributor, Administrator and Sub-Administrator, and other service providers. You can obtain a copy of the SAI on the Funds’ website at https://investorfunds.us.hsbc.com.

Shareholder Information

Pricing of Fund Shares

How NAV is Calculated

The net asset value (“NAV”) for each class of shares is calculated by dividing the total value (current market value based on readily available market quotations) of a Fund’s investments and other assets attributable to a class, less any liabilities attributable to that class, by the total number of outstanding shares of that class:

NAV =	Total Assets – Liabilities
Number of Shares
Outstanding

The value of assets in a Fund’s portfolio is determined on the basis of their market value, or where market quotations are not readily available or are deemed unreliable due to a significant event or otherwise, based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Funds’ Board of Trustees. Debt obligations with maturities of 60 days or less may be valued at amortized cost or on the basis of their market value. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The value of portfolio securities held by such Fund may change on days when shareholders will not be able to purchase or redeem shares.

The NAV of the Funds is generally determined once each day at the close of regular trading on the New York Stock Exchange (“Exchange”), normally at 4 p.m. Eastern Time on days the Exchange is open.

The Exchange is generally not open, and the Funds do not price their shares, on most U.S. national holidays or on Good Friday.

In addition, the Funds do not price their shares on days on which the principal bond markets are closed (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)).

The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund does not price its shares (e.g., on a day that the Exchange is closed) and an investor is not able to purchase, redeem or exchange shares.

Your order for the purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by a Fund or its agent, plus any applicable sales charge. For more information about sales charges, see the section on “Distribution Arrangements/Sales Charges.”

Fair Value Pricing Policies

A Fund will fair value price its securities in accordance with Board-approved procedures when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), and other securities where a market price is not available from either a national pricing service or a broker. In addition, exception-priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) will be reviewed on a quarterly basis. Fair valuations will be reviewed by the Board of Trustees or its Valuation and Investment Oversight Committee not less than four times a year. Fair value pricing should result in a more accurate determination of a Fund’s NAV, which should eliminate the potential for stale pricing arbitrage opportunities in a Fund. However, fair value pricing involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

A “significant event” is one that occurred prior to a Fund’s valuation time, is not reflected in the most recent market price of a security, and that could materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Funds’ accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where the level of a movement in a designated market or index is sufficiently large to constitute a significant event. Forward currency contracts entered in to by a Fund are covered by the Board-approved procedures.

Shareholder Information

Purchasing and Adding to Your Shares

Purchasing Shares

You may purchase, redeem or exchange shares of the Funds through the Funds’ Transfer Agent or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase, redeem or exchange shares through a bank, broker or other investment representative, that party is responsible for transmitting orders to the Funds’ Transfer Agent and may have an earlier cut-off time for purchase, redemption and exchange orders. Purchase, redemption and exchange orders will be executed at the NAV next calculated after the Funds’ Transfer Agent has received and accepted the order in good order.

In addition, certain banks, brokers and other investment representatives are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers. If a bank, broker or other investment representative is authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders (and provided such authorized agent complies with its agreement with the Trust or the Distributor), a Fund or the Funds’ Transfer Agent will be deemed to have received an order for the purchase, redemption or exchange of Fund shares when the order is received and accepted in good order by such authorized agent, and the order will be executed at the NAV next calculated. Each authorized agent’s agreement with the Trust or the Distributor allows orders to be executed at the NAV next calculated, after the order is received and accepted in good order by such authorized agent, although the order may not be transmitted to the Trust or the Funds’ Transfer Agent until after the time at which a Fund next calculates its NAV.

In general, “good order” means that payment for your purchase and all the information needed to complete your order must be received by a Fund, the Funds’ Transfer Agent or their authorized agents before your order is processed. Purchase proceeds must be received by 6:00 p.m. Eastern time.

You should contact the bank, broker or other investment representative through whom you purchase, redeem or exchange shares of the Funds to learn whether it is authorized to accept orders on behalf of the Trust. You should also consult such bank, broker or other investment representative for specific information about the purchase, redemption and/or exchange of Fund shares.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, travelers’ checks and credit card convenience checks are not accepted. Bank starter checks will not be accepted for initial purchases.

A Fund may reject a purchase order if it considers it in the best interest of a Fund and its shareholders. A Fund has the option of not accepting purchase orders from non-U.S. investors.

Investment minimums for any class may be waived or lowered, at the discretion of the Adviser, for investments in a Fund by clients of the Adviser and its affiliates, or in other situations where the Adviser determines that it is in the best interests of a Fund and its shareholders to do so.

	Minimum	Minimum
	Initial	Subsequent
	Investment*	Investment*
Class A Shares
Regular	$1,000	$100
(non-retirement)
Retirement (IRA)	$250	$100
Automatic
Investment Plan	$250	$25
Class I Shares**	$1,000,000	$0

*	Omnibus accounts are eligible to meet the minimums at the omnibus account level.
**	Class I Shares are available for investment by investment companies advised by the Adviser and employees of the Adviser, its affiliates and members of the HSBC Funds’ Board of Trustees, without regard to these minimums.

Avoid 24% Tax Withholding

The Funds are required to withhold 24% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with Internal Revenue Service (“IRS”) rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid this, make sure you provide your correct Tax Identification Number (social security number for most investors) on your Account Application.

Shareholder Information

Purchasing and Adding to Your Shares
continued

Instructions for Opening or Adding to an Account

By Regular Mail or By Overnight Service

Initial Investment:

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1.	Carefully read, complete, and sign the Account Application. Establishing your account privileges now saves you the inconvenience of having to add them later. A copy of the application can be obtained on the Funds’ website at https://investorfunds.us.hsbc.com.

2.	Make your check payable to “HSBC Funds” and include the name of the appropriate Fund(s) on the check.

3.	Mail to: HSBC Funds, P.O. Box 219691, Kansas City, MO 64121-9691.

Subsequent Investment:

1.	Use the investment slip attached to your account statement. Or, if unavailable,

2.	Include the following information in writing:

•	Fund name

•	Share class

•	Amount invested

•	Account name

•	Account number

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

3.	Mail to: HSBC Funds, P.O. Box 219691, Kansas City, MO 64121-9691.

Electronic Purchases

Your bank must participate in the ACH and must be a U.S. bank. Your bank or broker may charge for this service.

Select the electronic purchase option on your Account Application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

By Wire Transfer

For information on how to request a wire transfer, call 1-800-782-8183.

Shareholder Information

Purchasing and Adding to Your Shares
continued

Automatic Investment Plan

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you have invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

Directed Dividend Option

By selecting the appropriate box on the Account Application, you can elect to receive your distributions (capital gains and dividends) in cash (check) or have distributions reinvested in the applicable Fund or reinvested in another HSBC Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Funds may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-800-782-8183.

▪	Your bank name, address and account number

▪	The amount you wish to invest automatically (minimum $25)

▪	How often you want to invest (every month, 4 times a year, twice a year or once a year)

▪	Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

Customer Identification Information

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive from an investor the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Shareholder Information

Purchasing and Adding to Your Shares
continued

Restrictions on Offers and Sales to Canadian Residents

The shares described in this prospectus may only be distributed in Canada through HSBC Global Asset Management (Canada) Limited, and this prospectus may not be used to solicit, and will not constitute a solicitation of, an offer to buy shares in Canada unless such solicitation is made by HSBC Global Asset Management (Canada) Limited. A distribution or solicitation may be deemed to occur in Canada where a distribution or solicitation is made to a person (including an individual, corporation, trust, partnership or other entity, or other legal person) resident or otherwise located in Canada at the applicable time. For these purposes, the following persons will generally be considered to be a Canadian resident:

1	An individual, if

•	the individual’s primary principal residence is located in Canada; or

•	the individual is physically located in Canada at the time of the offer, sale or other relevant activity.

2	A corporation, if

•	the corporation’s head office or principal office is located in Canada; or

•	securities of the corporation that entitle the holder to elect a majority of the directors are held by Canadian Resident individuals (as described above) or by legal persons resident or otherwise located in Canada; or

•	the individuals that make investment decisions or provide instructions on behalf of the corporation are Canadian Resident individuals (as described above).

3	A trust, if

•	the principal office of the trust (if any) is located in Canada; or

•	the trustee (or in the case of multiple trustees, the majority of trustees) are Canadian Resident individuals (as described above) or are legal persons resident or otherwise located in Canada; or

•	the individuals that make investment decisions or provide instructions on behalf of the trust are Canadian Resident individuals (as described above).

4	A partnership, if

•	the partnership’s head office or principal office (if any) is located in Canada; or

•	the holders of the majority of the interests of or in the partnership are held by Canadian Residents (as described above); or

•	the general partner (if any) is a Canadian Resident (as described above); or

•	the individuals that make investment decisions or provide instructions on behalf of the partnership are Canadian Resident individuals (as described above).

Market Timing

In accordance with policies and procedures adopted by the Board of Trustees, the Funds discourage market timing and other excessive trading practices. The Funds are intended primarily for use as long-term investment vehicles. Frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders.

In addition, a Fund may be more susceptible to the risks of short-term trading than other funds that do not invest substantially in the foreign securities markets. The nature of the holdings of a Fund may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the prices of a Fund’s portfolio holdings and the reflection of those changes in a Fund’s NAV (referred to as “time zone arbitrage”). These delays may occur because a Fund has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before a Fund calculates its NAV. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time a Fund calculates its NAV. There is a possibility that time zone

Shareholder Information

Purchasing and Adding to Your Shares
continued

arbitrage may dilute the value of a Fund’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a NAV that does not reflect appropriate fair value prices.

Frequent purchases and redemptions of shares of a mutual fund (including activities of “market timers”) can result in the dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund’s investment portfolio, and increased brokerage and administrative costs. The Board of Trustees has considered the extent to which the Funds may be vulnerable to such risks. The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading.

As a deterrent to excessive trading, many foreign equity securities held by a Fund are priced by an independent pricing service using fair valuation methodologies approved and monitored by the Board of Trustees. For more information on fair valuation, see “Shareholder Information—Pricing of Fund Shares—Fair Value Pricing Policies.”

It is the practice of the Funds to monitor purchases, sales and exchanges of Fund shares, and to take appropriate action if it is determined that there is transactional activity in the Funds’ shares that is deemed inappropriate. The Funds and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor and also reserve the right to close any account in which a pattern of excessive trading has been identified.

The Funds cannot guarantee that they will detect every market timer due to the limitations inherent in their technological systems. Under Rule 22c-2 of the 1940 Act, the Funds have entered into agreements with financial intermediaries obligating them to provide, upon the Funds’ request, information regarding their customers and their customers’ transactions in shares of the Funds. However, there can be no guarantee that all market timing will be detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in a format that can be quickly analyzed or evaluated by the Funds. The Funds reserve the right to modify their policies and procedures at any time without prior notice as the Funds deem necessary in their sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

Shareholder Information

Selling Your Shares

Generally, you may sell your Fund shares at any time. Your sales price will be the next NAV calculated after your sell order is received in good order by a Fund, its transfer agent, or your investment representative. You may receive proceeds of your sale in a check, ACH, or federal wire transfer. Other than as described below, the Funds expect that it will take one to two business days (or such other times in accordance with the requirements of your financial intermediary) following the receipt of your sale order to pay out your sale proceeds; however, while not expected, payment of sale proceeds may take up to seven days.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Instructions for Selling Shares

If selling your Fund shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone

(unless you have declined telephone sales privileges)

1.	Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “Selling Your Shares—Verifying Telephone Redemptions”)

By Mail or Overnight Service

(See “Selling Your Shares—Redemptions in Writing Required”)

1.	Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

•	your Fund and account number

•	amount you wish to redeem

•	address where your check should be sent

•	account owner signature

2.	Mail to: HSBC Funds, P.O. Box 219691, Kansas City, MO 64121-9691.

Wire Transfer

You must select this option on your Account Application.

Call 1-800-782-8183 to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Funds may charge a wire transfer fee.

NOTE: Your financial institution may also charge a separate fee.

Shareholder Information

Selling Your Shares
continued

Electronic Redemptions

Call 1-800-782-8183 to request an electronic redemption. Your bank must participate in the ACH and must be a U.S. bank. Redemption proceeds will normally be credited within two business days (or such other times in accordance with the requirements of your financial intermediary). Your bank may charge for this service.

Systematic Withdrawal Plan

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

•	Make sure you have checked the appropriate box on the Account Application, or call 1-800-782-8183.

•	Include a voided personal check.

•	Your account must have a value of $10,000 or more to start withdrawals.

If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

Redemptions in Writing Required

You must request redemptions in writing for certain types of redemptions by Individual Retirement Accounts (“IRAs”) and for redemption requests requiring a Medallion Signature Guarantee. A Medallion Signature Guarantee for all registered owners or their legal representative is needed in the following situations:

•	You want to redeem shares with a value of $50,000 or more and you want to receive the proceeds in the form of a check;

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your account;

•	You want the redemption proceeds to be transferred to another Fund account with a different registration; or

•	Other unusual situations as determined by the Funds’ transfer agent.

You must obtain a Medallion Signature Guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

The transfer agent reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted. A notary public cannot provide a signature guarantee. The transfer agent reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor. The transfer agent may also request a letter from a surviving joint owner before fulfilling a redemption request.

Non-Financial Transactions

The transfer agent accepts a signature guarantee from a notary public in any of the following non-financial transactions:

•	A change of name;

•	Add or change banking instructions (the bank account must have at least one common owner with the owner of the Fund account);

•	Add or change beneficiaries;

•	Add or change authorized account traders;

•	Add a Power of Attorney;

Shareholder Information

Selling Your Shares
continued

•	Add or change a Trustee; or

•	A UTMA/UGMA custodian change.

Verifying Telephone Redemptions

The Funds attempt to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee, indicating another address or account). For the 15-day period following a change of account address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the transfer agent. In order to receive the redemption by check during this time period, the redemption request must be in the form of a written letter (a Medallion signature guarantee may be required). Given these precautions, unless you have specifically indicated on your Account Application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders.

Redemptions Within 10 Days of Shares Purchased by Check

When you have made an investment by check and subsequently request a redemption, you will not receive the redemption proceeds until the Funds’ transfer agent is satisfied that the check has cleared (which may require up to 10 business days).

Redemption Proceeds

The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests. In addition, under stressed market conditions, as well as for temporary or emergency purposes, the Funds may distribute redemption proceeds in kind, access a line of credit or overdraft facility, or borrow through other sources to meet redemptions. Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay, above certain limits, all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If the Funds make a payment in kind, the securities will be valued in the same manner as NAV is calculated. The Funds may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive. Additional information is available in the Funds’ SAI.

Delay or Suspension in Payment of Redemption Proceeds

The Funds may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the Exchange is closed other than for weekends and certain holidays or when trading on such Exchange is restricted; (ii) during periods in which, as a result of emergency, disposal, or evaluation of the NAV of the portfolio securities is not reasonably practicable; or (iii) for such other periods as the SEC may permit.

In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (1) a natural person age 65 and older; or (2) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Closing of Small Accounts

If your account falls below $50 due to redemptions, a Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

Shareholder Information

Selling Your Shares
continued

Undeliverable or Uncashed Checks

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office, or which remains uncashed for more than six months, may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office, or which remains uncashed for more than six months, may be reinvested in the shareholder’s account at the then-current NAV, and if a Fund cannot locate the shareholder, the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date.

Unclaimed Accounts

Per state requirements, property may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Shareholder Information

Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds. The offering price of Class A Shares includes the front-end sales load. There is no sales charge on purchases of Class I Shares. In addition, there are no 12b-1 distribution or services fees paid from the Funds for Class I Shares. As such, Class I Shares have lower annual expenses than Class A Shares.

	Class A Shares		Class I Shares
Sales Charge (Load)	Percentage	Percentage	No front-end sales charge.
Amount of Purchase	of Offering	of
	Price*	Investment
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	None	None
Distribution (12b-1) and Servicing Fees	Subject to shareholder servicing fees of up to 0.25% annually of a Fund’s average daily net assets attributable to Class A Shares.		No Distribution or Servicing Fees.

Fund Expenses	Higher annual expenses than Class I Shares.		Lower annual expenses than Class A Shares.

*	The offering price of Class A Shares includes the front-end sales load.

You should note that the sales charge that appears in your trade confirmation may differ slightly from the rate disclosed in this prospectus due to rounding calculations.

As indicated in the above charts, and as discussed further below, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, you or your broker-dealer or financial intermediary must notify the Funds’ transfer agent at the time of your purchase order that a discount may apply to your current purchase. You may also be required to provide appropriate documentation to receive these discounts, including:

(A)	Information or records regarding shares of the HSBC Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

(B)	Information or records regarding shares of the HSBC Funds held in any account of the shareholder at another financial intermediary; and

(C)	Information or records regarding shares of the HSBC Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that, if the Funds’ transfer agent is properly notified, as described in “Right of Accumulation” and “Combination Privilege” below, the “Amount of Purchase” in the above chart will be deemed to include all Class A Shares of the HSBC Funds that were acquired by purchase or exchange, and that were subject to a sales charge, that are held at the time of purchase by you, your spouse and your children under age 21. This includes, for example, any shares held at a broker-dealer or financial intermediary other than the one handling your current purchase. In some circumstances, other Fund shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all qualifying shares held at the time of purchase will be valued at their current market value.

Shareholder Information

Distribution Arrangements/Sales Charges
continued

You should also note that if you provide the Funds’ transfer agent a signed written letter of intent to invest a total of at least $50,000 in Class A Shares in one or more of the HSBC Funds within a 13 month period, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales charge based on your investment commitment. You must, however, inform the transfer agent that the letter of intent is in effect each time shares are purchased. Each purchase will be made at NAV plus the sales charge applicable at the time of such purchase to a single transaction of the total amount indicated in the letter of intent.

In addition to the information provided in this prospectus and the SAI, information about sales charge discounts is available from your broker or financial intermediary and, free of charge, on the Funds’ website at https://investorfunds.us.hsbc.com.

Class A Shares
Sales Charge Reductions

Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances. See the SAI for additional details.

•	Letter of Intent. You inform a Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

•	Right of Accumulation. When the value of Class A Shares that were subject to a sales charge at the time of acquisition, and/or any Class B or Class C Shares that you already own, plus the amount you intend to invest in Class A Shares reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. You must, at the time of purchase, give the Funds’ transfer agent sufficient information to permit confirmation of your qualification for the right of accumulation.

•	Combination Privilege. In addition to combining share classes (to the extent set forth above), you can combine accounts of multiple HSBC Funds (excluding the HSBC Funds that are money market funds (the “HSBC Money Market Funds”)) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. If you qualify for a reduced sales charge, it will apply to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A Shares of an HSBC Fund with a value of $40,000 and wish to invest an additional $20,000 in Class A Shares of an HSBC Fund, the reduced initial sales charge of 4.50% or 4.25%, as applicable, will apply to the full $20,000 purchase and not just to the $10,000 in excess of the $50,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, you or your financial intermediary must furnish the transfer agent with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made.

Class A Shares
Waiver of Sales Charges

The following qualify for waivers of sales charges:

•	Shares purchased by investment representatives through fee-based investment products or accounts.

•	Proceeds from redemptions from any of the HSBC Funds within 60 days after redemption, if you paid a front-end sales charge for those shares.

•	Proceeds from redemptions of Class B Shares of any of the HSBC Funds within 60 days after redemption.

•	Proceeds from redemption of Class A Shares received from the automatic conversion of Class B Shares of any of the HSBC Funds within 60 days after redemption of the Class A Shares.

•	Proceeds from redemptions of Class A Shares of any HSBC Money Market Fund within 60 days after redemption, if you purchased the shares of the HSBC Money Market Fund with the proceeds of Class A Shares of any of the HSBC Funds on which you paid a front-end sales charge or which were received from the automatic conversion of Class B Shares of any of the HSBC Funds.

Shareholder Information

Distribution Arrangements/Sales Charges
continued

•	Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Adviser or its affiliates or invested in any of the HSBC Funds.

•	Shares purchased for trust or other advisory accounts established with the Adviser or its affiliates.

•	Shares purchased by tax-qualified employee benefit plans.

•	Shares purchased by directors, trustees, employees, and family members of the Adviser and its affiliates and any organization that provides services to the HSBC Funds; current and retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Sub-Administrator belongs.

Additional information concerning your ability to qualify for sales charge reductions is set forth in the SAI. You can obtain a copy of the SAI on the Funds’ website at https://investorfunds.us.hsbc.com.

Distribution (12b-1) and Shareholder Servicing Fees

The Emerging Markets Debt Fund has adopted a Distribution (“12b-1”) Plan for the Class A Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment and may cost you more than paying other types of sales charges. The Funds have also adopted a Shareholder Services Plan for Class A Shares. The Shareholder Services Plan provides that certain financial institutions and securities brokers (“Shareholder Servicing Agents”) provide certain services to the shareholders of the Funds, including performing certain shareholder account, administrative and service functions.

The 12b-1 and shareholder servicing fees vary by share class as follows:

•	Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Class A Shares of the Emerging Markets Debt Fund. Class A Shares have a non-compensatory 12b-1 Plan. No payments have been made under this plan and there is no current intention to charge this fee.

•	In addition to the 12b-1 fees, Class A Shares are subject to a shareholder servicing fee of up to 0.25% of the average daily net assets of the Class A Shares of the Funds.

•	The combination of the 12b-1 fees and shareholder servicing fees will not exceed 0.50% for the Class A Shares.

•	There are no Rule 12b-1 distribution and shareholder servicing fees paid from the Funds for Class I Shares.

Class I Shares

There is no sales charge on purchases of Class I Shares. However, if you are effecting transactions in Class I Shares through a broker or financial intermediary that is acting as your agent, you may be required to pay a commission directly to your broker or financial intermediary. In addition to Class I Shares, each Fund also offers Class A Shares to investors. Class A Shares are subject to different fees and expenses (which affect performance) and are entitled to different services than Class I Shares.

Distribution and Shareholder Servicing Arrangements—Revenue Sharing

The Adviser and/or its affiliates may, out of their own resources, and without cost to any Fund, assist in the sale, distribution and/or servicing of a Fund’s shares. Without limiting the foregoing, the Adviser and/or its affiliates may, out of their own resources, and without cost to any Fund, provide compensation to selected financial intermediaries for marketing and/or shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale, distribution and/or servicing of shares and shareholders of the Fund. These payments, which may be significant, are not paid by the Funds, and therefore, do not increase Fund expenses. Accordingly, these payments are not included in the fee and expense tables in this Prospectus. In addition, these payments do not change the price paid by shareholders for the purchase of Fund shares, the amount the Funds receive as proceeds from such sales or the fees and expenses paid by the Funds. Historically, these payments have generally been structured as a percentage of average net assets attributable to the financial intermediary, but may also be structured as a fixed dollar amount, or a combination of the two, or may be calculated on another appropriate basis. These payments are in addition to commissions and 12b-1 fees, shareholder servicing fees and sales charges borne by shareholders. The making of these payments creates a conflict of interest for a financial intermediary receiving such payments to recommend the Funds over another investment. Shareholders should ask their financial intermediaries about how they will be compensated for investments made in the Funds.

Shareholder Information

Exchanging Your Shares

If exchanging your shares through your financial adviser or broker, ask him or her for exchange procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your exchange. For all other redemption transactions, follow the instructions below.

You can exchange your shares of a Fund for shares of the same class of another HSBC Fund, usually without paying additional sales charges (see “Notes on Exchanges”). Transaction fees are generally not charged for exchanges.

You must meet the minimum investment requirements for the HSBC Fund into which you are exchanging. Exchanges from one HSBC Fund to another are taxable.

Instructions for Exchanging Shares

Exchanges may be made by sending a written request to HSBC Funds, P.O. Box 219691, Kansas City, MO 64121-9691 or by calling 1-800-782-8183. Please provide the following information:

•	Your name and telephone number

•	The exact name on your account and account number

•	Taxpayer identification number (usually your social security number)

•	Dollar value or number of shares to be exchanged

•	The name of the Fund from which the exchange is to be made

•	The name of the Fund into which the exchange is being made

See “Selling Your Shares” for important information about telephone transactions.

To prevent disruption in the management of the Funds due to market timing strategies, excessive exchange activity may be limited.

Notes on Exchanges

When exchanging from an HSBC Fund that has no sales charge or a lower sales charge to an HSBC Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read carefully the Prospectus of any HSBC Fund into which you wish to exchange shares.

Class A Shares of the Funds may be exchanged for Class D Shares of the HSBC Money Market Funds only if you are otherwise eligible to hold Class D Shares. In all other cases, you will receive Class A Shares of the HSBC Money Market Funds in exchange for your Class A Shares of the HSBC Funds.

Shareholder Information

Delivery of Shareholder Documents

In an effort to reduce the cost associated with the printing and mailing of prospectuses, annual reports and semi-annual reports, as well as reduce the likelihood of our shareholders receiving duplicative mailings, the Funds intend to mail only one prospectus and shareholder report to shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the prospectuses and shareholder reports, please contact your financial adviser or registered representative at the institution where you have your account.

If you are a client of HSBC Securities (USA) Inc., please send your request to the address below:

HSBC Securities (USA) Inc.
P.O. Box 4217
Buffalo, NY 14240-8929

If you have any questions regarding the delivery of shareholder documents, please call 1-800-662-3343.

If your account is held directly with a Fund, please mail your request to the address below:

HSBC Funds
P.O. Box 219691

Kansas City, MO 64121-9691

If you have any questions regarding the delivery of shareholder documents, please call 1-800-782-8183.

The Funds will begin sending you individual copies of prospectuses and shareholder reports thirty days after receiving your request.

Other Information

The prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between a Fund and shareholders. Each Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without shareholder approval except where shareholder approval is specifically required. Furthermore, shareholders are not intended to be third-party beneficiaries of any contracts entered into by (or on behalf of) a Fund, including contracts with the Adviser, Subadviser or other parties who provide services to the Fund.

Dividends, Distributions and Taxes

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested dividends and distributions. Dividends are higher for Class I Shares than for Class A Shares because Class I Shares have lower operating expenses. Net capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which will generally be taxable. To the extent permitted by law, a Fund retains the right to temporarily suspend paying dividends if it is believed to be in the best interest of the Fund.

From time to time, a portion of a Fund’s distributions may constitute return of capital for tax purposes, and/or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles.

Taxes

The following information related to tax matters is meant as a general summary for U.S. taxpayers. Please see the SAI for more information. Because everyone’s tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Funds.

•	A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

•	Any income a Fund receives and any capital gain that a Fund derives is paid out, less expenses, to its shareholders.

Shareholder Information

Dividends, Distributions and Taxes
continued

•	Dividends from the Funds may be paid monthly. Net capital gains, if any, for the Funds are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends and distributions will be automatically invested in additional shares of a Fund.

•	Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

•	Subject to certain limitations, qualifying dividends on corporate stock that are designated as qualified dividend income are eligible for a reduced maximum rate to individuals of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

•	Any portion of a Fund’s dividend that is derived from interest will not qualify for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock, as described above. Instead, dividends attributable to interest will be taxed at the ordinary income tax rate applicable to the taxpayer. If a Fund reports a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset that the Fund held for more than one year), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares. Distributions of short-term capital gains (e.g., when a Fund has a gain from the sale of an asset it held for one year or less) are taxable at ordinary income tax rates.

•	An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

•	Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

•	There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

•	Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition including replacements pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

•	The Internal Revenue Code requires the Funds to report to the Internal Revenue Service, and furnish to Fund shareholders, cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. The Funds will permit Fund shareholders to elect from among several cost basis methods accepted by the Internal Revenue Service, including average cost. In the absence of an election by a shareholder, the Funds will use the average cost method with respect to that shareholder.

•	Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that Fund. If that Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to holding period and certain other limitations) as a foreign tax credit against federal income tax (but not both). A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax if it makes this election.

•	Information regarding the federal tax status of distributions made by a Fund will be mailed by February 15th of each year. The notice will tell you which dividends must be treated as taxable ordinary income and which (if any) are long-

Shareholder Information

Dividends, Distributions and Taxes
continued

term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

•	If you buy shares of a Fund before it makes a taxable distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

•	Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

•	As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

•	Foreign shareholders are generally subject to special withholding requirements. If a Fund elects to report distributions of U.S. source interest and short-term capital gains, such distributions may be paid to foreign shareholders free of withholding. A Fund has the option of not accepting purchase orders from non-U.S. investors.

•	If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

•	There is a penalty on certain pre-retirement distributions from retirement accounts.

•	A Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information audited by PricewaterhouseCoopers LLP beginning with the fiscal year ended October 31, 2015 and thereafter, and by KPMG LLP for the fiscal year ended October 31, 2014, whose reports, along with the Fund’s financial statements, are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

On June 24, 2016, the Funds, which were series of HSBC Funds, a Massachusetts business trust, reorganized with and into corresponding series of HSBC Funds, a Delaware statutory trust (the “Reorganization”). Upon completion of the Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund.

HSBC EMERGING MARKETS DEBT FUND

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (b)
CLASS A SHARES
Year Ended October 31, 2018	$10.34	$0.44	(c)	$(1.18)	$(0.74)	$(0.38)	$—	$(0.03)	$(0.41)	$9.19	(7.51)%	$1,558	0.85%	4.45%	2.20%	53%
Year Ended October 31, 2017	10.29	0.45	(c)	0.08	0.53	(0.48)	—	—	(0.48)	10.34	5.29%	1,640	0.85%	4.33%	1.83%	50%
Year Ended October 31, 2016	9.89	0.35	(c)	0.54	0.89	(0.49)	—	—	(0.49)	10.29	9.36%	463	1.07%	3.55%	3.13%	91%
Year Ended October 31, 2015	10.37	0.37	(c)	(0.42)	(0.05)	(0.43)	—	—	(0.43)	9.89	(0.52)%	742	1.20%	3.64%	1.84%	90%
Year Ended October 31, 2014	10.42	0.37		0.13	0.50	(0.39)	(0.16)	—	(0.55)	10.37	5.07%	1,195	1.20%	3.59%	1.51%	51%
CLASS I SHARES
Year Ended October 31, 2018	10.29	0.48	(c)	(1.18)	(0.70)	(0.39)	—	(0.03)	(0.42)	9.17	(7.14)%	47,691	0.50%	4.80%	2.01%	53%
Year Ended October 31, 2017	10.24	0.49	(c)	0.06	0.55	(0.50)	—	—	(0.50)	10.29	5.57%	53,368	0.50%	4.68%	1.54%	50%
Year Ended October 31, 2016	9.91	0.39	(c)	0.54	0.93	(0.60)	—	—	(0.60)	10.24	9.70%	10,409	0.70%	3.90%	2.83%	91%
Year Ended October 31, 2015	10.39	0.40	(c)	(0.41)	(0.01)	(0.47)	—	—	(0.47)	9.91	(0.11)%	11,267	0.85%	3.97%	1.29%	90%
Year Ended October 31, 2014	10.44	0.41		0.13	0.54	(0.43)	(0.16)	—	(0.59)	10.39	5.43%	40,839	0.85%	3.99%	1.16%	51%

(a)	Total return calculations do not include any sales or redemption charges.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c)	Calculated based on average shares outstanding.
Amounts designated as “—“ are $ 0.00 or have been rounded to $ 0.00.

HSBC HIGH YIELD FUND

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2018	$10.24	$0.42	$(0.50)	$(0.08)	$(0.47)	$—	$(0.47)	$9.69		(0.84)%	$2,402	1.15%	4.24%	2.57%	50%
Year Ended October 31, 2017	9.97	0.42	0.30	0.72	(0.45)	—	(0.45)	10.24		7.45%	2,049	1.15%	4.15%	1.81%	42%
Year Ended October 31, 2016	9.67	0.41	0.28	0.69	(0.39)	—	(0.39)	9.97		7.37%	558	1.15%	4.27%	1.72%	50%
Period Ended October 31, 2015(e)	10.00	0.12	(0.34)	(0.22)	(0.11)	—	(0.11)	9.67		(2.23)%	140	1.15%	4.13%	1.93%	31%
CLASS I SHARES
Year Ended October 31, 2018	10.26	0.46	(0.50)	(0.04)	(0.50)	—	(0.50)	9.72		(0.41)%	27,714	0.80%	4.59%	2.22%	50%
Year Ended October 31, 2017	9.98	0.45	0.31	0.76	(0.48)	—	(0.48)	10.26		7.84%	28,040	0.80%	4.50%	1.48%	42%
Year Ended October 31, 2016	9.68	0.45	0.26	0.71	(0.41)	—	(0.41)	9.98	(f)	7.68%	26,168	0.80%	4.64%	1.59%	50%
Period Ended October 31, 2015(e)	10.00	0.13	(0.34)	(0.21)	(0.11)	—	(0.11)	9.68		(2.15)%	24,378	0.80%	4.45%	1.64%	31%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on July 14, 2015.
(f)	The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.
Amounts designated as “—“ are $ 0.00 or have been rounded to $ 0.00.

HSBC STRATEGIC INCOME FUND

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2018	$10.45	$0.30	$(0.55)	$(0.25)	$(0.32)	$—	$(0.32)	$9.88	(2.39)%	$118	1.15%	2.94%	2.61%	51%
Year Ended October 31, 2017	10.24	0.29	0.23	0.52	(0.31)	—	(0.31)	10.45	5.24%	292	1.15%	2.86%	1.81%	44%
Year Ended October 31, 2016	9.83	0.30	0.38	0.68	(0.27)	—	(0.27)	10.24	7.04%	107	1.15%	2.99%	1.71%	47%
Period Ended October 31, 2015(e)	10.00	0.09	(0.18)	(0.09)	(0.08)	—	(0.08)	9.83	(0.93)%	99	1.15%	2.89%	1.89%	24%
CLASS I SHARES
Year Ended October 31, 2018	10.49	0.34	(0.56)	(0.22)	(0.35)	—	(0.35)	9.92	(2.12)%	27,140	0.80%	3.32%	2.44%	51%
Year Ended October 31, 2017	10.26	0.33	0.23	0.56	(0.33)	—	(0.33)	10.49	5.62%	27,876	0.80%	3.21%	1.58%	44%
Year Ended October 31, 2016	9.83	0.33	0.39	0.72	(0.29)	—	(0.29)	10.26	7.43%	26,505	0.80%	3.34%	1.61%	47%
Period Ended October 31, 2015(e)	10.00	0.10	(0.18)	(0.08)	(0.09)	—	(0.09)	9.83	(0.84)%	24,696	0.80%	3.24%	1.61%	24%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on July 14, 2015.
Amounts designated as ““—““ are $ 0.00 or have been rounded to $ 0.00.

For more information about the Funds, the following documents are or will be available free upon request:

Annual/Semi-annual Reports:

The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and legally considered a part of this prospectus.

You can get free copies of the Funds’ annual and semi-annual reports and the SAI and prospectuses of other funds in the HSBC Family of Funds from the Funds’ website at https://investorfunds.us.hsbc.com. You can also obtain these items or request other information, and discuss your questions about the Fund, by contacting a broker or bank through which shares of the Funds may be purchased or sold, or by contacting the Funds at:

HSBC Funds
P.O. Box 219691
Kansas City, MO 64121-9691
Telephone: 1-800-782-8183

You can review and copy the Funds’ annual and semi-annual reports and SAI for free from the SEC’s website at www.sec.gov or you can obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Investment Company Act File No. 811-04782.

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